                          MASTER SHIPBUILDING CONTRACT


                    FOR CONSTRUCTION OF TWO PASSENGER VESSELS

                                 BY AND BETWEEN

                           INGALLS SHIPBUILDING, INC.


                                       AND


                              PROJECT AMERICA, INC.

                             HULLS NO. 7671 AND 7672


                               DATED MARCH 9, 1999

THIS CONTRACT (INCLUDING ALL EXHIBITS AND ATTACHMENTS) CONTAINS TRADE SECRETS, COMMERCIAL AND FINANCIAL INFORMATION THAT IS PRIVILEGED OR CONFIDENTIAL AND EXEMPT FROM DISCLOSURE UNDER THE FREEDOM OF INFORMATION ACT (5 U.S.C. 552). PURSUANT TO 49 C.F.R. SS.7.17 INGALLS SHIPBUILDING, INC. AND PROJECT AMERICA, INC. EXPRESSLY REQUEST THAT THE INFORMATION CONTAINED HEREIN BE TREATED AS CONFIDENTIAL INFORMATION AND NOT BE DISCLOSED.

                          MASTER SHIPBUILDING CONTRACT
                    FOR CONSTRUCTION OF TWO PASSENGER VESSELS

         THIS CONTRACT, made and effective this 9th day of March, 1999, by and between INGALLS SHIPBUILDING, INC., a corporation organized and existing under the laws of Delaware having its principal office at 1000 Access Road, Pascagoula, Mississippi 39567 (hereinafter called the "BUILDER") and PROJECT AMERICA, INC., a corporation organized and existing under the laws of Delaware having its principal office at Two North Riverside Plaza, Chicago, Illinois 60606 (hereinafter called the "BUYER").

WITNESSETH:

         In consideration of the mutual covenants contained herein, the BUILDER agrees to design, construct, equip and complete at its Pascagoula shipyard (hereinafter called the "SHIPYARD") and deliver and sell to the BUYER after completion and successful trials, two passenger vessels ("VESSEL" and collectively the "VESSELS"), more fully described in Exhibit A ("EXHIBIT A") and Exhibit B ("EXHIBIT B") attached hereto and incorporated by reference herein, to be registered by BUYER under the flag of the United States of America, and the BUYER agrees to accept delivery of and purchase from the BUILDER the VESSELS, upon the terms and conditions set forth in EXHIBIT A or EXHIBIT B, as the case may be.

                           ARTICLE I -- PURCHASE PRICE

         The purchase price BUYER shall pay to BUILDER for the first VESSEL is $440,000,000, and for the second VESSEL is $440,000,000. The price BUYER shall pay BUILDER for each VESSEL (individually for each VESSEL, the "Contract Price" and collectively, the "Aggregate Contract Price") is exclusive of any cost for which BUYER is responsible under this Contract including but not limited to cost of BUYER's Supplies. The Contract Price set forth in the preceding sentence for each VESSEL shall be fixed without escalation of any kind and is subject to upward or downward adjustment, if any, only as set forth in EXHIBIT A and EXHIBIT B.

                             ARTICLE II -- DELIVERY

         The first VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD no later than January 24, 2003, and the second VESSEL no later than January 23, 2004, plus in each case any extension of the time for delivery as required or permitted under this Contract including EXHIBIT A and EXHIBIT B (in the case of each VESSEL the "Contract Delivery Date").

                       ARTICLE III -- WARRANTY OF QUALITY

         Subject to the provisions set forth, in EXHIBIT A and EXHIBIT B the BUILDER undertakes to remedy, at BUILDER's expense and without expense to the BUYER, any defects in the VESSELS which are due to defective design, material, or workmanship on the part of the BUILDER or its sub-contractors, provided that the defects are discovered (i) within a period of twelve (12) months after the date of delivery of the Vessel, or (ii) such longer period in the case of guarantees or warranties by sub-contractors or suppliers covering a period greater than twelve (12) months, after the date of delivery of the VESSEL or
(iii) the remainder of the warranty period for any defects corrected during the twelve (12) month warranty period, and a notice thereof is duly given to the BUILDER as hereinafter provided. In no event shall BUILDER's liability under this warranty exceed ____________ of the Aggregate Contract Price set out in Article I as the same may have been increased in accordance with the provisions hereof and of EXHIBIT A and EXHIBIT B hereto.

                         ARTICLE IV -- PERFORMANCE BOND

         BUILDER shall provide BUYER at BUYER'S sole discretion, with either (i) a performance bond and a payment bond or (ii) a Guaranty from Litton Industries, Inc. in form and substance satisfactory to the BUYER and to MarAd covering the full performance of BUYER'S obligations under this Contract Price

         BUYER shall provide BUILDER a Corporate Guaranty of American Classic Voyages Co. in form and substance satisfactory to BUILDER covering the full performance of BUYER's obligations under this Contract.

                      ARTICLE V -- DISPUTES AND ARBITRATION

         Subject to EXHIBIT A and EXHIBIT B, in the event of any dispute between the parties hereto as to any matter arising out of or relating to this Contract or any stipulation herein or with respect hereto which can not be settled by the parties themselves, such dispute shall be resolved by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

                       ARTICLE VI -- RIGHT OF ASSIGNMENT

         Neither of the parties shall assign this Contract to any other individual or company unless prior consent of the other party is given in writing, such consent not to be unreasonably withheld; except BUYER may, without BUILDER's consent, (i) assign its interest to a subsidiary or affiliate of the BUYER provided BUYER remains fully liable for performance of this Contract and
(ii) assign its interest to MarAd as security for MarAd's guarantee. This Contract shall enure to the benefit of and shall be binding upon the lawful successors or assigns of both parties.

                              ARTICLE VII -- NOTICE

         Any and all notices required or permitted to be given hereunder may be given by personal delivery; registered or certified mail return receipt requested; express or overnight mail or courier service; or telegram, or facsimile. Notices delivered personally shall be deemed given on delivery, express or overnight mail or courier shall be deemed given one (1) day after being dispatched, and notice by telegram, or facsimile shall be given on the date transmitted, provided such day is a working day at the recipients offices, otherwise on the next succeeding working day. Until changed by written notices given by either party to the other, the addresses of the parties for notice shall be as follows:

To the BUYER:           Project America, Inc.
                        c/o Ocean Development Co.
                        1428 Brickell Avenue, Suite 502
                        Fifth Floor
                        Miami, FL 33131-3411
                        Attn: Mr. Jon Rusten
                        Telecopier: (305) 358-6155
                        Telephone: (305) 579-8602
                        E-mail: jrusten@oceandevelopment.com

with a copy to:         Jordan Allen, Esq.
                        American Classic Voyages Co.
                        Two North Riverside Plaza, Suite 200
                        Chicago, IL 60606
                        Telecopier: (312) 466-6151
                        Telephone: (312) 466-6202
                        E-mail: allen@amcv.com

To the BUILDER:         Ingalls Shipbuilding, Inc.
                        1000 Access Road
                        Pascagoula, MS  39581
                        Attn: Mr. C.L. Rector
                        Director Contract Administration
                        Telecopier: (228) 935-4742
                        Telephone: (228) 935-5464
                        E-mail: rectorcljr@ingalls.com

                   ARTICLE VIII -- EFFECTIVE DATE OF CONTRACT

         This Contract shall become effective upon the date first set forth herein (the "Effective Date").

                          ARTICLE IX -- OPTION VESSELS

         BUYER shall have an option to purchase up to four (4) additional vessels ("Option Vessels"). BUILDER grants BUYER a firm option with respect to the first of the Option Vessels for a fixed Contract Price of $487,000,000, provided BUYER notifies BUILDER in writing of the exercise thereof within 48 months of the date of signing of this Contract. BUILDER and BUYER shall mutually agree upon delivery date for the first Option Vessel, but in no event shall the construction period exceed 36 months. BUYER shall have an option to purchase a second, third and fourth Option Vessel at a price to be mutually agreed upon subject to the same conditions as to delivery date and construction period set forth above, provided BUYER notifies BUILDER in writing of the exercise thereof within (i) 52 months of the date of signing of this Contract with respect to the second Option Vessel, (ii) 58 months of the date of signing of this Contract with respect to the third Option Vessel, and (iii) 64 months of the date of signing of this Contract with respect to the fourth Option Vessel. Notwithstanding the preceding sentence, BUILDER shall be free to solicit offers from others for a contract or contracts to construct vessels using the space at Builder's SHIPYARD required to construct the second, third or fourth Option Vessels. In the event BUILDER receives any such offer ("Other Vessel"), BUILDER shall notify BUYER in writing at least 45 days prior to the proposed effective date of the offer, and the BUYER shall have the right of first refusal exercisable for a period of 30 days to purchase the second, third or fourth Option Vessel, as the case may be, using the building space required for the Other Vessel.

         If BUYER decides to materially change the design of the first Option Vessel from that of the VESSELS, then the Contract Price of such first Option Vessel shall be as mutually agreed by BUILDER and BUYER. Material change shall mean: a material change from the Plans and Specifications of the VESSELS; an increase or decrease in the length or gross tonnage of the Option Vessel of more than five percent (5%); a material increase or decrease in the list of equipment or supplies; or a material increase or decrease to the schedule. Upon exercise by BUYER of its right to purchase any of the Option Vessels as set out in the preceding paragraph, BUILDER and BUYER shall enter into a construction contract for such Option Vessel substantially in the form of Exhibit A hereto, mutatis mutandis. Notwithstanding anything to the contrary herein contained, within 36 months after the date of signing of this Contract, the BUILDER shall confirm by notice in writing BUYER's right to purchase the first Option Vessel at the fixed Contract Price set out in the preceding Paragraph.

                           ARTICLE X -- GOVERNING LAW

         The parties hereto agree that the validity and interpretation of this Contract and of each article and part hereof as well as any remedy to which either party or both parties may be entitled under law or equity shall be governed under and in accordance with the laws of the State of New York, exclusive of its conflict of laws provisions.

                          ARTICLE XI -- CONFIDENTIALITY

         BUILDER and BUYER agree to treat this Contract (which term shall include but not be limited to EXHIBIT A and EXHIBIT B hereto) as confidential and not to divulge any of its terms and conditions to any other person or entity except to the United States Government and except, as disclosure to such person or entity may be required by law or regulation, or may be required for the performance hereof.

                         ARTICLE XII - ENTIRE AGREEMENT

         This Contract (which term shall include but not be limited to EXHIBIT A and EXHIBIT B hereto) embodies the entire agreement and understanding between BUILDER and BUYER relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Neither this Contract nor any term hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed on the day and year first above written.

PROJECT AMERICA, INC.,                         INGALLS SHIPBUILDING, INC.,
BUYER                                          BUILDER




By: /s/ Phillip Calian                         By: /s/ Gerald St. Pe
   ---------------------------                    -----------------------------
Title: Chairman                                Title: President
      ------------------------                       --------------------------



Witness:                                       Witness:



/s/ Jordan B. Allen                               /s/ Kevin L. Jarvis
----------------------------                   ------------------------------

                                                           EXHIBIT A TO MASTER
                                                           SHIPBUILDING CONTRACT









                              SHIPBUILDING CONTRACT


                    FOR CONSTRUCTION OF ONE PASSENGER VESSEL


                                 BY AND BETWEEN


                           INGALLS SHIPBUILDING, INC.


                                       AND


                              PROJECT AMERICA, INC.


                                  HULL NO. 7671


                               DATED MARCH 9, 1999







THIS CONTRACT (INCLUDING ALL EXHIBITS AND ATTACHMENTS) CONTAINS TRADE SECRETS, COMMERCIAL AND FINANCIAL INFORMATION THAT IS PRIVILEGED OR CONFIDENTIAL AND EXEMPT FROM DISCLOSURE UNDER THE FREEDOM OF INFORMATION ACT (5 U.S.C. 552). PURSUANT TO 49 C.F.R. SS.7.17 INGALLS SHIPBUILDING, INC. AND PROJECT AMERICA, INC. EXPRESSLY REQUEST THAT THE INFORMATION CONTAINED HEREIN BE TREATED AS CONFIDENTIAL INFORMATION AND NOT BE DISCLOSED.

                                TABLE OF CONTENTS

                              SHIPBUILDING CONTRACT


PARTIES..........................................................................1
RECITALS.........................................................................1
DEFINITIONS......................................................................1
ARTICLE I -- DESCRIPTION AND CLASS...............................................3
         1. Description..........................................................3
         2. Class and Rules .....................................................4
         3. Principal Particulars of the VESSEL..................................5
            (a) Design...........................................................5
            (b) Hull.............................................................5
            (c) Propelling Machinery ............................................5
            (d) Deadweight.......................................................5
            (e) Speed............................................................5
            (f) Fuel Oil Consumption.............................................6
            (g) Stability........................................................6
            (h) Noise and Vibration..............................................6
         4. Makers and Suppliers.................................................6
            (a) Makers' List.....................................................6
            (b) Foreign Content..................................................7
            (c) "Or Equal" Alternatives..........................................7
            (d) Lump Sum Allowances..............................................7
            (e) Joiner Areas.....................................................8
         5. U.S. Registration....................................................9
ARTICLE II -- PURCHASE PRICE AND TERMS OF PAYMENT................................9
         1. Price................................................................9
         2. Adjustment of Contract Price.........................................9
         3. Currency.............................................................9
         4. Terms of Payment.....................................................9
         5. Method of Payment....................................................11
ARTICLE III -- ADJUSTMENT OF CONTRACT PRICE......................................11
         1. Liquidated Damages...................................................11
            (a) Delayed Delivery.................................................11
            (b) Insufficient Speed...............................................12
            (c) Excessive Fuel Consumption.......................................13
            (d) Deficiency or Excess of Deadweight...............................13
            (e) Insufficient Passenger Cabins....................................13
         2. Increases in Contract Price..........................................13
ARTICLE IV -- INSPECTION AND INDEMNITY...........................................14
         1. Appointment of BUYER's Representatives...............................14
         2. Approval of Plans and Drawings.......................................14
         3. Inspection...........................................................14

         4. Responsibility of the BUILDER........................................15
         5. Liability of the BUILDER.............................................15
         6. Salaries and Expenses................................................15
         7. Replacement of Inspector.............................................15
         8. Indemnification......................................................16
            (a) Liability for BUILDER's Personnel................................16
            (b) Liability for BUYER's Personnel..................................16
            (c) Liability for BUILDER's Property.................................16
ARTICLE V -- MODIFICATIONS, CHANGES AND EXTRAS...................................17
         1. Changes..............................................................17
         2. Essential Changes....................................................17
         3. Pricing and Payment for Changes......................................18
         4. Substitution of Materials............................................18
ARTICLE VI -- TRIALS.............................................................19
         1. Notice...............................................................19
         2. How Conducted........................................................19
         3. Trial Load Draft.....................................................19
         4. Method of Acceptance.................................................19
         5. Disposition of Surplus Consumable Stores.............................20
         6. Effect of Acceptance.................................................20
ARTICLE VII -- DELIVERY..........................................................20
         1. Time and Place.......................................................20
         2. When and How Effected................................................21
         3. Documents to be Delivered to the BUYER...............................21
         4. Title and Risk.......................................................22
         5. Removal of VESSEL....................................................22
         6. Remuneration.........................................................22
ARTICLE VIII -- DELAYS AND EXTENSION OF TIME FOR DELIVERY........................22
         1. Force Majeure........................................................22
         2. Notice of Delays.....................................................23
         3. Definition of Permissible Delays.....................................23
ARTICLE IX -- WARRANTY OF QUALITY................................................23
         1. Warranty.............................................................23
         2. Notice of Defects....................................................24
         3. Remedy of Defects....................................................24
         4. Warranty Survey......................................................24
         5. Extent of BUILDER's Responsibility...................................25
         6. Warranty Engineer....................................................26
ARTICLE X -- BUILDER'S DEFAULT...................................................26
         1. Events of Default....................................................26
         2. Action by BUYER Upon BUILDER's Default...............................26
ARTICLE XI -- BUYER'S DEFAULT....................................................27
         1. Events of Default....................................................27
         2. Action by BUILDER Upon BUYER's Default...............................28

ARTICLE XII -- INSURANCE AND PERFORMANCE BOND....................................29
         1. Extent of Insurance Coverage.........................................29
            (a) Builder Furnished Equipment......................................29
            (b) Buyer Furnished Equipment........................................29
         2. Application of Recovered Amount......................................30
            (a) Partial Loss.....................................................30
            (b) Total Loss.......................................................30
         3. Termination of BUILDER's Obligation to Insure........................30
         4. Performance Bond.....................................................30
ARTICLE XIII -- DISPUTES AND ARBITRATION.........................................31
         1. Proceedings..........................................................31
         2. Notice of Award......................................................32
         3. Expenses.............................................................32
         4. Award of Arbitration.................................................32
         5. Entry in Court.......................................................32
         6. Alteration of Delivery Time..........................................32
ARTICLE XIV -- RIGHT OF ASSIGNMENT...............................................32
ARTICLE XV -- TAXES AND DUTIES...................................................32
         1. Taxes................................................................32
         2. Duties...............................................................33
ARTICLE XVI -- INTELLECTUAL RIGHTS...............................................33
         1. Design Rights........................................................33
         2. Patent Rights........................................................34
ARTICLE XVII -- BUYER'S SUPPLIES.................................................34
         1. Responsibility of the BUYER..........................................34
         2. Responsibility of the BUILDER........................................35
ARTICLE XVIII -- NOTICE..........................................................35
ARTICLE XIX -- EFFECTIVE DATE OF CONTRACT........................................36
ARTICLE XX -- KVAERNER PARTICIPATION.............................................36
ARTICLE XXI -- GOVERNING LAW.....................................................36
ARTICLE XXII -- YEAR 2000........................................................36
ARTICLE XXIII -- CONFIDENTIALITY.................................................37
ARTICLE XXIV -- MARAD REQUIREMENTS...............................................37
ARTICLE XXV -- ENTIRE AGREEMENT..................................................37
Addendum 1.......................................................................
Exhibit A-Specifications.........................................................
Exhibit B-Plans..................................................................
Exhibit C-Lump Sum...............................................................
Exhibit D-Method for Determining Progress Payments...............................
Exhibit E-PROTOCOL OF DELIVERY AND ACCEPTANCE....................................
Exhibit F-PROTOCOL OF TRIALS.....................................................
Exhibit G-PROTOCOL OF INVENTORY..................................................
Exhibit H-PROTOCOL OF STORES OF CONSUMABLE NATURE................................
Exhibit I-RECEIPT OF DRAWINGS AND PLANS..........................................
Exhibit J-DECLARATION OF GUARANTEE...............................................

                              SHIPBUILDING CONTRACT
                    FOR CONSTRUCTION OF ONE PASSENGER VESSEL

         THIS CONTRACT, made and effective this 9th day of March, 1999, by and between INGALLS SHIPBUILDING, INC., a corporation organized and existing under the laws of Delaware having its principal office at 1000 Access Road, Pascagoula, Mississippi 39567 (hereinafter called the "BUILDER") and PROJECT AMERICA, INC., a corporation organized and existing under the laws of Delaware having its principal office at Two North Riverside Plaza, Chicago, Illinois 60606 (hereinafter called the "BUYER").

WITNESSETH:

         In consideration of the mutual covenants contained herein, the BUILDER agrees to design, construct, equip and complete at its Pascagoula shipyard (hereinafter called the "SHIPYARD") and deliver and sell to the BUYER after completion and successful trials, one passenger vessel, more fully described in
Article I hereof, to be registered by BUYER under the flag of the United States of America, and the BUYER agrees to accept delivery of and purchase from the BUILDER the aforesaid vessel, upon the terms and conditions hereinafter set forth.

                                   DEFINITIONS

         Definitions of the following terms are set forth in this Contract as indicated below and for all purposes of this Contract shall have the meanings indicated therein, such definitions to be equally applicable to both the singular and plural forms:

ABS                                     Article I, Paragraph 2,            p. 4
Appendix 8                              Article I, Paragraph 4(e),         p. 8
Arbitration Board                       Article XIII, Paragraph 1,         p. 31

BUILDER                                 Parties,                           p. 1
BUILDER Indemnitees                     Article IV, Paragraph 8(b),        p. 16
BUILDER's CERTIFICATION AND             Article VII, Paragraph 2(h),       p. 21
   FIRST TRANSFER OF TITLE (CG1261)
BUILDER's Data                          Article XVI, Paragraph 1,          p. 33
BUYER                                   Parties,                           p. 1
BUYER Indemnitees                       Article IV, Paragraph 8(a),        p. 16
BUYER's Data                            Article XVI, Paragraph 1,          p. 33
BUYER's Supplies                        Article XVII, Paragraph 1,         p. 34

CERTIFICATES                            Article VII, Paragraph 3(e),       p. 21
Classification Society                  Article I, Paragraph 2,            p. 4
Classification Surveyor                 Article I, Paragraph 2,            p. 4
COMMERCIAL INVOICE                      Article VII, Paragraph 3(g),       p. 21

Contract Delivery Date                  Article VII, Paragraph 1,          p. 20
Contract Price                          Article II, Paragraph 1,           p. 9

DECLARATION OF GUARANTEE                Article VII, Paragraph 3(f),       p. 21
DRAWINGS AND PLANS                      Article VII, Paragraph 3(d),       p. 21

Effective Date                          Article XIX,                       p. 36
Essential Changes                       Article V, Paragraph 1,            p. 17
Events of Default                       Articles X, XI, Paragraphs 1,      pp. 26, 27
Force Majeure                           Article VIII, Paragraph 1,         p. 22

Guidance Drawings                       Article I, Paragraph 1 (iii),      p. 3

Inspector                               Article IV, Paragraph 1,           p. 14

Kvaerner                                Article XX,                        p. 36

Lloyd's                                 Article I, Paragraph 2,            p. 4

MarAd                                   Article I, Paragraph 4(b),         p. 7
Master Shipbuilding Contract            Article IX, Paragraph 5            p. 25
Makers' List                            Article I, Paragraph 4(a),         p. 6

New Revised Delivery Date               Article III, Paragraph I (a)(i)(B) p. 12
Non-essential Changes                   Article V, Paragraph 1,            p. 17

"or equal"                              Article I, Paragraph 4(c),         p. 7

Permissible Delays                      Article VIII, Paragraph 3,         p. 23
Plans                                   Article I, Paragraph 1(ii),        p. 3
PROTOCOL OF DELIVERY AND                Article VII, Paragraph 2,          p. 21
   ACCEPTANCE
PROTOCOL OF INVENTORY                   Article VII, Paragraph 3(b),       p. 21
PROTOCOL OF STORES OF                   Article VII, Paragraph 3(c),       p. 21
   CONSUMABLE NATURE
PROTOCOL OF TRIALS                      Article VII, Paragraph 3(a),       p. 21

Revised Delivery Date                   Article III, Paragraph I(a)(i)(A)  p. 11

SHIPYARD                                Recitals,                          p. 1
Specifications                          Article I, Paragraph 1(i),         p. 3

VESSEL                                  Article I, Paragraph 1,            p. 3

Warranty Engineer                       Article IX, Paragraph 6,           p. 26

                       ARTICLE I -- DESCRIPTION AND CLASS

1. Description:

         BUILDER will design, construct, equip, complete and deliver to BUYER a U.S.-flag passenger vessel (hereinafter called the "VESSEL") as more fully described below.

         The VESSEL shall have the BUILDER's Hull No. 7671 and shall be designed, constructed, equipped, completed and delivered in accordance with this Contract and the following specifications, plans and guidance drawings, a copy or listing of each of which is set forth as Exhibit A and Exhibit B attached hereto and approved by each of the parties to this Contract and incorporated by reference herein and made an integral part hereof:

         (i) Specifications dated March 5, 1999 (the "Specifications");

         (ii) Technical Drawings for Hull No. 7671 (the "Plans") ; and

         (iii) Architectural and Interior Design Drawings and Associated Documents for Hull No. 7671 (the "Guidance Drawings").

         BUYER and the BUILDER agree that upon executing this Contract, certain functional design activities will continue, as necessary, to confirm the General Arrangement drawings ("GA") included in the Plans listed in clause (ii) above. Therefore the following activities and schedules are agreed:

         (a) BUYER agrees to the hull form and lines plan as included in the Plans, and releases the BUILDER to commence class approvals and detailed design activities upon Contract signing.

         (b) BUILDER agrees that BUYER will be allowed to make changes to the GA which do not affect overall square footages, volume, or hull form ("local changes") for a period of 90 days after Contract signing, without adjustment to Contract Price for engineering, drafting, or related costs incurred.

         (c) BUYER agrees not to charge BUILDER for the same period for costs for architects, drafting, or related costs incurred.

         (d) BUYER and BUILDER will agree within 45 days of the Effective Date on the definition of all spaces, secondary steel bulkheads, and raised floors. Any other final adjustments, including height definition will be agreed within the 90 day period referred to above.

Thereafter, any such BUYER requested adjustments will be dealt with as changes under Article V of this Contract.

         If any discrepancy, difference or conflict exists between the provisions of this Contract and the Specifications, the Plans or the Guidance Drawings, then to the extent of such discrepancy, difference or conflict only, the Contract shall prevail, but in all other respects the Specification, the Plans, or the Guidance Drawings shall be in full force and effect. If there is any discrepancy, difference or conflict between the Specifications and the Plans, or the Guidance Drawings, then to the extent of such discrepancy, difference or conflict only, the Specifications shall prevail but in all other respects the Plans and the Guidance Drawings shall be in full force and effect. If there is any discrepancy, difference or conflict between the Plans and the Guidance Drawings, then to the extent of such discrepancy, difference or conflict only, the Plans shall prevail but in all other respects the Guidance Drawings shall be in full force and effect. Any work and materials called for by the Specifications and not shown on the Plans and any work and materials shown on the Plans but not called for in the Specifications shall be performed and supplied by the BUILDER as part of the contract work.

2. Class and Rules:

         The VESSEL shall be built under survey by and classified jointly in accordance with the rules of Lloyd's Register of Shipping ("Lloyd's") and the American Bureau of Shipping ("ABS") (hereinafter collectively called the "Classification Society") without any reservation of any kind. The VESSEL shall also comply with all applicable rules, regulations and requirements of the regulatory bodies identified in Section 2.1.5.1 of the Specifications that affect or could affect the design, construction or operation of the VESSEL whether in existence before, on or after the date of this Contract, subject to
Article V hereof.

         At delivery, the VESSEL shall be classed "=100 A1, =LMC, UMS" and "=A1 Passenger Vessel E =AMS ACCU" free and clear of all recommendations or qualifications.

         The BUILDER shall arrange with the Classification Society for the assignment by said Society of a representative or representatives (hereinafter called the "Classification Surveyor") to the VESSEL during construction. Subject to Article V of the Contract, all fees and charges incidental to classification and to the Vessel's compliance with the above specified rules, regulations and requirements of this Contract as of delivery to BUYER as well as royalties, if any, payable to any person or entity on account of the construction of the VESSEL shall be for the account of the BUILDER. The VESSEL shall at all times be subject to inspection and tests in accordance with the rules and regulations of the Classification Society. The facilities, labor and materials necessary for the safe and convenient conduct of such inspection, shall be furnished by the BUILDER without charge. Decisions of the Classification Society as to compliance or non-compliance with the Classification Society's own rules, regulations and requirements shall, subject to Article XIII of this Contract, be final and binding upon both parties hereto.

3.  Principal Particulars of the VESSEL:

         (a) Design: BUILDER shall be responsible for and shall warrant to BUYER the design of the VESSEL which shall be consistent with good shipbuilding practice and shall comply with all applicable rules, regulations and requirements of the Classification Society, the United States Coast Guard and any other regulatory body or international agreement or treaty (including but not limited to the IMO and SOLAS) identified in Section 2.1.5.1 of the Specifications, subject to Article V hereof.

         (b) Hull:

         The BUILDER guarantees that the VESSEL shall be constructed to meet the following which are described in more detail in the Specifications:

              Length overall            840'
              Length between perpendiculars at design waterline    765' 8"
              Moulded breadth         105' 8"
              Design draft             26' 3"
              Depth to bulkhead        35' 5"
              Number of passenger state rooms   950
              Number of crew cabins     359
              Life Saving Equipment Capacity (Total Persons for Short International Voyage) 3000

         (c) Propelling Machinery:

         The BUILDER guarantees that the VESSEL shall be equipped, in accordance with Section 2.1.1.3 of the Specifications.

         (d) Deadweight:

         The BUILDER guarantees that the actual deadweight of the VESSEL in accordance with the terms of the Specifications will not be less than _____ long tons. In addition, BUILDER will provide a BUYER's margin of not less than ___ long tons of the estimated lightship weight at Vertical Center of Gravity of about ___ feet above base line for future growth. The actual deadweight of the VESSEL shall be based on calculations by the BUILDER and approved by the BUYER.

         (e)  Speed:

         The BUILDER shall guarantee that the VESSEL shall attain, a trial speed of not less than __ knots as specified in the Specifications.

         (f) Fuel Oil Consumption:

         The BUILDER shall guarantee the fuel consumption of the engines as specified in the Specifications, at maximum continuous output, to be less than ______________________________ air temperature and an air pressure of ____ mbar using fuel oil having a lower calorific value of ____________.

         (g) Stability:

         The BUILDER guarantees that the VESSEL's stability characteristics shall meet the requirements of the applicable rules and regulations of the Classification Society and the U. S. Coast Guard and to be adequate for satisfactory seakeeping and seaworthiness, subject to Article V. BUILDER shall be responsible for carrying out any inclining test required by the Classification Society or the U.S. Coast Guard in order to determine a VESSEL's stability.

         (h) Noise and Vibration:

         The BUILDER guarantees that the noise and vibration levels on the VESSEL shall be in accordance with the Specifications.

4. Makers and Suppliers:

         (a) Makers' List

         Set forth in Appendix 13 of the Specifications is a list (herein called the "Makers' List") as agreed by BUILDER and BUYER of potential makers and suppliers of major items of machinery and equipment. Only makers or suppliers of systems, machinery and equipment proven in marine applications shall be included in the Makers' List. Where the Makers' List contains the name of more than one maker or supplier in relation to any item of machinery or equipment, the BUILDER shall select its choice of maker or supplier in a timely manner in order to allow BUYER to approve or disapprove such selection. Concurrently with each such selection BUILDER shall provide BUYER with such supplier's technical specifications and other information sufficient to enable BUYER to make its decision to accept or reject such selection. BUYER shall have 21 calendar days after receipt to respond to BUILDER and accept or reject BUILDER'S selection. BUYER shall have the right to reject BUILDER's selection and to make it's own selection from the Makers' List provided (i) there shall be no adjustment to the Contract Price (as such term is hereafter defined) in the event the BUYER can reasonably establish that the BUILDER's selection does not comply with the relevant technical specifications; or (ii) Buyer agrees to an adjustment to the Contract Price for any cost and schedule impact, if any, of BUYER's selection over BUILDER's selection.

         (b) Foreign Content

         BUILDER shall comply with the applicable Title XI regulations of the U.S. Maritime Administration ("MarAd"), including but not limited to 46 C.F.R. ss.298.13(a)(1), concerning the use of foreign components and services. BUILDER shall be solely responsible for obtaining waivers from MarAd for foreigN components and services used in the VESSEL. BUYER will provide at BUILDER's request reasonable cooperation and assistance to BUILDER related to any waiver request BUILDER submits to MarAd.

         (c) "Or Equal" Alternatives

         In some instances, the Contract may expressly allow the BUILDER to select an "or equal" alternative to a specified product. If BUILDER decides to select the "or equal", BUILDER will send a list to BUYER showing all "or equal" products selected by BUILDER. BUYER will have 21 calendar days from the date the list is received by BUYER to request further information on BUILDER's selection of any "or equal" product. BUILDER, if requested during this period of days, will promptly provide BUYER with all technical and other salient characteristics of the product for BUYER's review. If BUYER insists that BUILDER not use the "or equal" product, BUILDER will use the product originally specified.

         (d) Lump Sum Allowances

         BUILDER and BUYER acknowledge that it is not practical on the date of this Contract to finalize the plans, equipment lists, drawings or layout of certain systems included in the VESSEL. Therefore, the BUILDER and BUYER have agreed to certain lump sum allowances for such systems the amounts of which are as set forth in Exhibit C hereto. The Appendices of the Specifications contain a description of the systems to which the lump sum allowances apply.

         For each system listed in Exhibit C, the lump sum allowance includes
(i) the cost of the equipment and (ii) the cost of delivery, commissioning, training and warranty for such equipment. The Contract Price includes (and therefore the lump sum allowance is intended to exclude) any cost of procuring, handling, and installing the lump sum items. Within the aggregate of the lump sum amounts set forth in Exhibit C, the BUYER shall be free to allocate such aggregate lump sum allowances among such systems as the BUYER sees fit.

         Should the aggregate cost of the systems identified in Exhibit C exceed the aggregate lump sum allowances provided pursuant to this clause, then such increase in cost shall be dealt with in accordance with Article V of this Contract including any adjustment for installation that may be required.

         With further regard to the lump sum allowances, the BUILDER agrees to cooperate with the BUYER to manage the costs of these designated systems. The final equipment lists, details and lay-outs (or plan arrangement) of all of the systems equipment, materials and supplies must be finalized in accordance with the VESSEL's master construction schedule. Furthermore, the support systems for the equipment described in the Appendices of the Specifications, relevant to the lump sum allowance, have to be developed by the BUILDER in accordance with the contractual general arrangement plan.

         The BUILDER will conduct all bidding, purchasing, or issuing activities for all items contained within the lump sum allowances set forth in Exhibit C on behalf of the BUYER based on an approved, qualified list of makers or contractors as agreed with the BUYER.

         The final decision on the supplier/supplies of all the lump sum items will be made by the BUYER but subject to agreement by the BUILDER, whose agreement shall not be unreasonably withheld.

         In those cases where the purchase price amount for a particular allowance is below the allowance, the cost reductions for the items included within such aggregate lump sum will be handled as a credit to the BUYER's account. Any price changes that reduce the lump sum amounts or the BUILDER's cost of the support systems for the equipment as a result of a modification or change order will also be handled as a credit to the BUYER's account. The BUYER will be entitled to accrued credits, if any, at delivery of the VESSEL.

         (e) Joiner Areas

         BUILDER and BUYER acknowledge that it is not practicable on the date of this Contract to finalize the design and scope of the Joiner areas of the ship to the extent required to establish a firm cost for these areas. Therefore the BUILDER and BUYER have agreed to establish a budgetary cost estimate subject to adjustment as provided herein in the amount of ____________ to represent the initial value of the Joiner areas described in Appendix 8 of the Specifications ("Appendix 8").

         Section III of Appendix 8 lists the location of the spaces which make up the Joiner areas of the ship and corresponds to the budgetary estimate identified above. Section III of Appendix 8 also identifies contractual guidance documents which represent the "baseline" or "starting point" from which the parties will utilize a "design to cost" approach to arrive at a mutually agreeable design specification for the Joiner spaces which meet applicable requirements and the budgetary cost established herein. The design to cost approach is the process to be utilized by the parties, and the schedule for completion is further described in Appendix 8.

         The BUILDER and the BUYER each hereby agree not to charge the other for engineering architectural, drafting and administrative or related costs during the "design to cost" activities.

         Upon completion of this design to cost process and agreement on the final design for the Joiner areas, the final design cost developed from this process will be established. To the extent that the parties are successful in establishing a final design which is equal to the budgetary cost estimate no adjustment in the Contract Price will be required and the parties will proceed to incorporate in the Specification the agreed Joiner design. In the event the parties cannot achieve the budgetary cost estimate, the BUYER shall adjust the Contract Price pursuant to Article V of this Contract for the difference between the budgetary cost estimate and the cost of the final design, as agreed.

5. U.S. Registration

         BUILDER WARRANTS THAT ITS WORK PERFORMED IN ACCORDANCE WITH THIS CONTRACT TO CONSTRUCT THE VESSEL WILL AT TIME OF DELIVERY MEET ALL APPLICABLE REQUIREMENTS FOR DOCUMENTATION UNDER THE U.S. FLAG FULLY ELIGIBLE FOR OPERATION IN THE COASTWISE CARRIAGE OF PASSENGERS FOR HIRE.

                ARTICLE II -- PURCHASE PRICE AND TERMS OF PAYMENT

1. Price:

         The purchase price BUYER shall pay to BUILDER for the VESSEL is $440,000,000 (the "Contract Price") exclusive of any cost for which BUYER is responsible under this Contract including but not limited to cost of BUYER's Supplies as provided in Article XVII hereof. The Contract Price set forth in the preceding sentence for the VESSEL shall be fixed without escalation of any kind and is subject to upward or downward adjustment, if any, only as hereinafter set forth in this Contract.

2. Adjustment of Contract Price:

         Increase or decrease of the Contract Price, if any, due to adjustments thereof made in accordance with the provisions of Articles III, VI and VII of this Contract shall be paid upon delivery of the VESSEL involved in such adjustment. Any other increases or decreases provided by other Articles of this Contract shall be paid in accordance with the provisions of such Articles.

3. Currency:

         Any and all payments to the BUILDER or BUYER under this Contract shall be made in United States Dollars.

4. Terms of Payment:

         The Contract Price shall be paid by the BUYER to the BUILDER at the times and in installments as follows:

         (a) Prior the earlier of (i) March 31, 1999, or such later date not to exceed 90 days as BUYER in its sole discretion shall determine and give BUILDER written notice thereof, or (ii) the date of the MarAd Letter Commitment with respect to the VESSEL, BUYER shall pay to BUILDER twice monthly the sum of $62,500 upon submission by BUILDER of an invoice therefor.

         (b) BUYER shall pay the BUILDER, twice monthly upon submission of proper invoices or vouchers, the amounts specified therein based upon the percent of physical progress completed by the BUILDER or BUILDER's subcontractors for the VESSEL multiplied by the fixed price of the contract less any previous payments. The amount of physical progress shall be attested by representatives of the BUYER and the BUILDER in accordance with Exhibit D attached hereto entitled "Method for Determining Progress Payments."

         (c) Together with each request for progress payments, the BUILDER shall deliver to MarAd and the BUYER a certificate signed by an authorized representative of BUILDER and BUYER, in form and substance satisfactory to MarAd, to the effect that:

                  (i) the VESSEL, to the extent constructed, and all equipment used therein, are in accordance with the Contract and there have been no occurrences which adversely and materially affect their condition;

                  (ii) the requested payment is in accordance with the terms of this Contract and is a cost properly included under this Contract;

                  (iii) upon payment to BUILDER of the requested amount, there will be no liens or encumbrances on the VESSEL and equipment for which payment is being requested and for each previously requested payment; and

                  (iv) neither BUILDER nor BUYER is in default under this Contract. BUILDER agrees that MarAd shall have the right at any time to audit all BUILDER data and records used in calculations of percent of progress and the right to verify progress payments previously made or requested.

         (d) At the Contract Delivery Date, BUILDER shall deliver to BUYER a letter of credit or performance bond in favor of the BUYER, in form and substance satisfactory to BUYER, and in the face amount of three percent (3%) of the Contract Price. Said letter of credit or performance bond shall remain in place until the earlier of (i) expiration of the guarantee period provided in
Article IX hereof or (ii) completion or correction by the BUILDER of any delivery deficiencies noted on the PROTOCOL OF DELIVERY AND ACCEPTANCE; provided, that the BUYER may require continuation of the letter of credit or performance bond beyond the guarantee period in an amount equal to any remaining contractual obligations of the BUILDER with respect to the VESSEL, including remedying any remaining delivery deficiencies. The letter of credit or performance bond may be drawn at any time and from time to time by the BUYER prior to the expiration thereof to cover unremedied contractual obligations of the BUILDER.

5. Method of Payment:

         Each invoice submitted by BUILDER shall be paid by BUYER on or before the due date which shall be the tenth (10th) business day following receipt by MarAd of each request for payment and certificate referred to Article II, paragraph 4 above except for the last payment for the vessel which shall be paid upon delivery of the VESSEL. Payment shall be made by wire transfer as follows:

         Payee:  INGALLS SHIPBUILDING, INC.

         Bank and Account No.: _________________________

Payment shall be deemed made when received in full, as free and unrestricted funds at BUILDER'S bank as set forth above.

                   ARTICLE III -- ADJUSTMENT OF CONTRACT PRICE

1.  Liquidated Damages:

         The Contract Price of the VESSEL shall be subject to adjustment as provided in this Paragraph 1 of Article III. It is hereby understood by both parties that any reduction of the Contract Price as provided in this Paragraph 1 of Article III is by way of liquidated damages which will not constitute a penalty and shall not effect any other rights or remedies of the BUYER or the BUILDER as to unrelated matters. The parties agree that the sums set forth below as liquidated damages represent all the damages with respect to the matters set forth in Paragraphs 1(a) through 1(e) below to which BUYER will be entitled from BUILDER including but not limited to lost profits, loss of business opportunities or other damages.

         (a) Delayed Delivery:

                  (i) In the event BUILDER fails to deliver the VESSEL on or before the Contract Delivery Date provided in this Contract, as the same may be extended pursuant to Articles V and VIII hereof, the BUYER will suffer damages which are difficult to ascertain. The sums to be paid as liquidated damages are:

                           (A) If the BUILDER has provided notice of the delay,
                  specifying a Revised Delivery Date ("Revised Delivery Date"), to the Owner at least 365 days prior to the Contract Delivery Date, then the BUILDER shall pay to the BUYER as liquidated damages the amount of ______________ for each day of delivery beyond the Contract Delivery Date up to and including the Revised Delivery Date.

                           (B) If the VESSEL is not delivered in accordance with
                  the terms of this Contract on or before the Contract Delivery Date, or the Revised Delivery Date, and if the BUILDER has provided notice of the delay, specifying a Revised Delivery Date, to the Owner between 180-364 days prior to the Contract Delivery Date or a new Revised Delivery Date ("New Revised Delivery Date") as the case may be, then the BUILDER shall pay to the BUYER as liquidated damages the amount of __________ for each day of delay in delivery beyond the Contract Delivery Date or Revised Delivery Date, as the case may be, up to and including the Revised Delivery Date or New Revised Delivery Date, whichever is applicable.

                           (C) If the VESSEL is not delivered in accordance with
                  the terms of this Contract on or before the Contract Delivery Date, Revised Delivery Date or New Revised Delivery Date, as the case may be, then the BUILDER shall pay to the BUYER as liquidated damages the amount of ___________ for each day of delay in delivery beyond the Contract Delivery Date, Revised Delivery Date or New Revised Delivery Date, whichever is applicable.

                  (ii) In no event shall the total amount payable by BUILDER under Paragraph (i) above exceed in the aggregate ______________.

                  (iii) For the purpose of this Article, the delivery of the VESSEL shall be deemed to be delayed if the VESSEL, after taking into full account any extension of the delivery date by reason of permissible delays as defined in Articles V and VIII hereof is not delivered by the date upon which delivery is required under the terms of this Contract.

         (b) Insufficient Speed:

                  (i) The Contract Price of the VESSEL shall not be effected or changed by reason of the actual speed, as determined by trial runs, being less than ___ of one knot below the guaranteed speed required under the terms of this Contract.

                   (ii) However, if following final trials there exists a deficiency of one fifth of one knot in actual speed below the guaranteed speed of the VESSEL, and if BUILDER is not able within a reasonable period, to correct such deficiency the Contract Price shall be reduced for each ______ of a knot or fraction thereof deficiency in excess of one fifth of a knot by ________ up to a maximum of ________.

                  (iii) If the deficiency in actual speed of the VESSEL upon trial run is more than one (1) full knot below the guaranteed speed of the VESSEL, then the BUILDER shall be required to correct the deficiency in order that the actual speed of the VESSEL measured as required in the Specifications is not less than ___ knots. The BUILDER's cost and expense to correct any such deficiency shall not be included in the __________________ cap on liability set out in
         Article III of the Master Shipbuilding Contract and Paragraph 5 of
         Article IX of this Contract.

         (c) Excessive Fuel Consumption:

                  (i) The Contract Price of the VESSEL shall not be effected or changed by reason of the actual fuel consumption, determined as per the Specifications, being less than three percent (3%) above the guaranteed fuel consumption as specified and required under the provisions of this Contract.

                  (ii) However, commencing with and including an excess of three percent (3%) in the actual fuel consumption over the guaranteed fuel consumption of the VESSEL, and if Builder is not able within a reasonable period, to correct such deficiency the Contract Price of the VESSEL shall be reduced by the sum of _______ for each full one percent (1%) increase in fuel consumption above said three percent (3%) (fractions of one percent to be prorated), up to a maximum of ________.

         (d) Deficiency or Excess of Deadweight:

         In the event of a deficiency in the actual deadweight of the VESSEL below the guaranteed deadweight of _____ long tons, or the specified BUYER's margin, the Contract Price shall be decreased by the sum of ______ for each full long ton of such decrease up to ___ long tons; provided, however, in no event shall the foregoing decrease to this Contract Price exceed __________.

         (e) Insufficient Passenger Cabins:

         The BUILDER agrees to pay as liquidated damages, and not as a penalty, in discharge of its liability to BUYER for failure to deliver the VESSEL with at least 950 passenger cabins the sum of __________ per passenger cabin for the difference in actual passenger cabins per delivered VESSEL and 950.

2.  Increases in Contract Price

         The Contract Price of the VESSEL shall be increased in accordance with this Paragraph and Paragraph 2 of Article II by an amount equal to $1,000,000 for each actual passenger cabin on the VESSEL as delivered by the BUILDER in excess of 950 passenger cabins, up to and including 956 passenger cabins, and by an amount equal to $250,000 for each actual passenger cabin on the VESSEL as delivered by the BUILDER in excess of 956 passenger cabins.

         Provided (i) within 36 months of the date of signing of the Master Shipbuilding Contract, the BUILDER has confirmed BUYER's right set out in
Article IX of the Master Shipbuilding Contract to purchase the first Option Vessel and (ii) the BUYER has failed to exercise, within 48 months of the date of signing of the Master Shipbuilding Contract, its option in Article IX of the Master Shipbuilding Contract to purchase the first

Option Vessel, the Contract Price of the VESSEL shall be increased in accordance with this Paragraph and Paragraph 2 of Article II by __________; said increase in Contract Price to be payable 48 months after signing the Master Shipbuilding Contract or the Delivery Date of the VESSEL whichever is later.

                     ARTICLE IV -- INSPECTION AND INDEMNITY

1. Appointment of Buyer's Representatives

         The BUYER shall promptly send and maintain at the SHIPYARD, at the BUYER's own cost and expense, one or more representatives who shall be duly accredited in writing by the BUYER (such representatives being hereinafter collectively and individually called the "Inspectors") to inspect the construction by the BUILDER of the VESSEL, its engines, equipment, and accessories. The term Inspectors as used herein also shall include a representative of MarAd who shall have the same access to the SHIPYARD and right to inspect the VESSEL as the BUYER's Inspectors, subject to BUILDER's safety and security rules.

2. Approval of Plans and Drawings:

         Wherever mentioned in this Article, the term "drawings" shall mean plans, schedules, subcontractors' supply order specifications and other information subject to BUYER's approval as per the Specifications.

         The drawings shall be sent by the BUILDER to the BUYER at its head office for approval, and the BUYER shall return such drawings to the BUILDER with approval or remarks, if any, within 21 calendar days after receipt thereof, which approval will not unreasonably be withheld.

         Unless notification is given to the BUILDER by the BUYER of approval or disapproval of any drawings within the above designated period of time for each case, or unless mutually agreed, said drawings shall be deemed to have been automatically approved.

         The drawings approved by the BUYER shall be final, and any alteration thereof shall be regarded as a modification pursuant to Article V of this Contract.

3. Inspection:

         The Inspector shall have, at all times until delivery of the VESSEL, the right to attend all tests and inspect the VESSEL, their engines, accessories and materials at the SHIPYARD, its sub-contractors or any other place where work is done or material stored in connection with the VESSEL on a "not to interfere" basis. In the event that the Inspector discovers any construction or material or workmanship which does not conform to the requirements of this Contract, the Inspector shall promptly give the BUILDER a notice in writing as to such non-conformity, upon receipt of which the BUILDER shall correct such non-conformity. Failure of the Inspector to be present at tests or trials after due notice as required by the Specifications shall not operate as a waiver of BUYER's right to witness such tests or trials, subject to BUYER's liability for any reasonable increase in cost or delay as a result of BUILDER having to delay or reschedule such tests or trials.

4. Responsibility of the BUILDER:

         The BUILDER shall furnish the Inspector with office space at or in the immediate vicinity of the VESSEL. At all times, during the construction of the VESSEL until delivery thereof, the Inspector shall be given free and ready access to the VESSEL, her engines, equipment, and accessories, and to any other place where work is being done, or materials are being processed or stored, in connection with the construction of the VESSEL, including the yards, workshops, stores and offices of the BUILDER, and the premises of sub-contractors of the BUILDER, who are doing work, or storing materials in connection with the VESSEL construction.

5. Liability of the BUILDER:

         Any Inspector engaged by the BUYER under this Contract shall at all times be deemed to be an employee of the BUYER. The BUILDER shall be under no liability whatsoever to the BUYER, or to the Inspector or the BUYER's employees or agents for their personal injuries, including death, during the time when they, or any of them are on the VESSEL, or within the premises of either the BUILDER or its sub-contractors, or are otherwise engaged in and about the construction of the VESSEL. Nor shall the BUILDER be under any liability whatsoever to the BUYER for damage to, or loss or destruction of property of the BUYER, BUYER's Inspector or of the BUYER's employees or agents, unless such property damage, loss or destruction was caused by the negligence or willful misconduct of the BUILDER, or of any of the employees or agents or sub-contractors of the BUILDER.

6. Salaries and Expenses:

         All salaries and expenses of the Inspectors or any others employed by the BUYER under this Article shall be for the BUYER's account.

7. Replacement of Inspector:

         The BUILDER has the right to request BUYER to replace any Inspector who is deemed unsuitable and unsatisfactory for the proper inspection of the VESSEL's construction. If necessary, the BUYER shall investigate the situation by sending a representative to the SHIPYARD, and if the BUYER considers that BUILDER's request justified, the BUYER shall cause the replacement of the Inspector in question as soon as reasonably convenient.

8. Indemnification:

         The rights of indemnity between the parties shall be as follows:

         (a) Liability for BUILDER's Personnel:

         BUILDER releases BUYER and BUYER's officers, directors, agents, employees, independent contractors, subcontractors, and representatives (hereinafter collectively "BUYER Indemnitees") from any liability to BUILDER for, and BUILDER will defend, indemnify and hold BUYER and BUYER Indemnitees harmless from and against, all suits, actions, claims and demands, by whomever brought, based on personal injury or death, whenever occurring, suffered or incurred by BUILDER, its contractors and subcontractors and the officers, employees, agents and representatives of any of them arising from or related in any way to performance of the Contract work, regardless of how such personal injury or death is caused and even if caused by the negligence, whether sole or concurrent or active or passive, or other legal fault, including strict liability, of BUYER and BUYER Indemnitees.

         (b) Liability for BUYER's Personnel:

         BUYER releases BUILDER and BUILDER's officers, directors, agents, employees, independent contractors, subcontractors and representatives (hereinafter collectively "BUILDER Indemnitees") from any liability to BUYER for, and BUYER will defend, indemnify and hold BUILDER and BUILDER Indemnitees harmless from and against, all suits, actions, claims and demands, by whomever brought, based on personal injury or death, whenever occurring, suffered or incurred by BUYER, its contractors and subcontractors and the officers, employees, agents and representatives of any of them arising from or related in any way to performance of the Contract work regardless of how such personal injury or death is caused and even if caused by the negligence, whether sole or concurrent or active or passive, or other legal fault, including strict liability, of BUILDER or BUILDER Indemnitees.

         (c) Liability for BUILDER's Property:

         BUILDER releases BUYER and BUYER Indemnitees from any liability to BUILDER for, and BUILDER will defend, indemnify and hold BUYER Indemnitees harmless from and against, all suits, actions, claims and demands, by whomever brought, based on property damage or loss, whenever occurring, suffered or incurred by BUILDER, its contractors and subcontractors and the officers, employees, agents and representatives of any of them, arising from or related in any way to performance of the Contract work, regardless of how such damage or loss is caused and even if caused by the negligence, whether sole or concurrent or active or passive, or other legal fault, including strict liability, of BUYER and BUYER Indemnitees.

         Except as otherwise provided above, BUYER and BUYER Indemnitees and BUILDER and BUILDER Indemnitees shall be entitled to any and all rights and remedies otherwise available to them at law, arising out of the performance of the work hereunder, resulting in any claims, including but not limited to, products liability claims, and other claims for personal injury, death or property damage.

                 ARTICLE V -- MODIFICATIONS, CHANGES AND EXTRAS

1. Changes:

         The BUILDER shall not depart from the requirements of the Plans and Specifications or make any other changes in the contract work required by the Plans and Specifications except in accordance with the provisions of this
Article V.

         For purposes of this Article, changes in contract work shall be classified as either "essential changes" or "non-essential changes." Essential changes consist of changes in the contract work due to changes in law or regulations after the Effective Date that require work not required by the Plans and Specifications. All other changes in the Contract shall be "non-essential changes." Essential changes referred to in the second sentence of Paragraph 2 below and changes required by applicable regulatory bodies in order to meet requirements existing on the Effective Date of this Contract (including, but not limited to the United States Coast Guard and the Classification Society) shall be for the BUILDER's account.

         The Contract Price and Contract Delivery Date shall be equitably adjusted for changes in the contract work if, and only if:

                  (i) There is an essential change; or

                  (ii) BUYER and BUILDER agree in writing to an adjustment for a nonessential change.

2. Essential Changes:

         BUYER shall have the right to direct the BUILDER to perform an essential change, and the BUILDER shall commence performance without regard to whether prior agreement has been reached as to the existence of an essential change or as to the adjustment, if any, in the Contract Price or the Contract Delivery Date. Essential changes costing ________ or less per change, but not to exceed __________ in the aggregate for the VESSEL, shall not increase the Contract Price and shall be at the sole cost and expense of the BUILDER. In the case of any other essential change which BUILDER must perform to meet the requirements of law or regulations occurring after the Effective Date, or which BUYER directs BUILDER to perform, BUILDER shall be compensated in accordance with paragraph 4 of this Article V.

3. Pricing and Payment for Changes:

         In all cases (i.e., essential changes and non-essential changes) where BUILDER is entitled to an adjustment in the Contract Price for performance of a change, BUILDER shall promptly, within 21 days, submit to BUYER a detailed estimate of the net increase or decrease in the cost of the contract work and the effect, if any, on the Contract Delivery Date with appropriate documentation to support the impact on Contract Price and Contract Delivery Date.

         When BUILDER is entitled to or claims to be entitled to an increase in the Contract Price, the BUILDER shall receive payment as follows:

                  (i) Where the increase in the Contract Price is agreed prior to commencing performance of a change, progress payments shall be based upon the Contract Price as increased by such agreed amount; or

                  (ii) In the case of an essential change only where there has been no agreement between the parties as to the contract work requirements or as to the amount of the equitable price adjustment, BUILDER shall be entitled to progress payments based on an increase, if any, in Contract Price determined in accordance with the next succeeding paragraph.

         If the parties are unable to agree on a fixed price for an essential change, the adjustment shall be made on an actual time and direct material cost basis using BUILDER's published "Standard T&M Rates" as the same may be changed from time to time based on BUILDER's rates with the U.S. Government; provided, however, in no event shall the rates charged BUYER be less favorable than BUILDER's rates to other customers. The BUILDER will maintain a daily record of labor equipment and materials utilized in time and materials work covered under a change and will present this record to BUYER. If, at any time, a unit price or lump sum basis of compensation can be agreed to for work being performed under this paragraph, such compensation may be set forth in writing as a change.

4. Substitution of Materials:

         In the event that any of the materials required by the Specifications or otherwise under this Contract for the construction of the VESSEL cannot be procured in time or are in short supply so as to impact the required Contract Delivery Date of the VESSEL, the BUILDER may, provided the BUYER so agrees in writing, supply other materials capable of meeting the applicable requirements of the Classification Society and the rules, regulations, requirements and recommendations of any other regulatory body with which the construction of the VESSEL must comply. Any agreement as to such substitution of materials shall be effected in the manner provided in Paragraph 1 of this Article subject to subparagraph (c) of paragraph 4 of Article I hereof.

                              ARTICLE VI -- TRIALS

1. Notice:

         The BUYER and the Inspector shall receive from the BUILDER at least thirty (30) days prior notice in writing of the time and place of the trial run of the VESSEL, and the BUYER and/or the Inspector shall promptly acknowledge receipt of such notice. The Inspector shall be on board to witness such trial run, and to pass upon the performance of the VESSEL during the same.

2. How Conducted:

         (a) Except for the expenses of BUYER's personnel or agents, representatives or subcontractors, which shall be for BUYER's account, all expenses in connection with the trial run of the VESSEL are to be for the account of the BUILDER, who, during the trial run and when delivering the VESSEL for trial run, is to provide, at its own expense, the necessary crew to comply with conditions of safe navigation. The trial run shall be conducted in the manner prescribed in the Specifications, in order to demonstrate compliance with the performance requirements for the trial run as set forth in the Specifications.

         (b) Fuel oil, lubricating oils and greases necessary for the operation of the VESSEL and its equipment shall be supplied by the BUILDER at the SHIPYARD prior to the time of the trial run, and the BUILDER shall bring these supplies on board without cost to the BUYER, and the BUYER shall pay BUILDER the cost of any fuel oil, lubricating oils and greases remaining on board at delivery of the VESSEL. The fuel oil, as well as lubricating oils and greases shall be in accordance with the applicable engine specifications.

3. Trial Load Draft:

         BUILDER shall provide the VESSEL with the required quantity of fresh water and other stores necessary for the conduct of the trials. The necessary ballast to bring the VESSEL to the trial load draft as specified in the Specifications, shall be for the BUILDER's account.

4. Method of Acceptance:

         (a) Should the result of the trial run indicate that the VESSEL or any part thereof including its equipment fails to meet the requirements of this Contract, then the BUILDER shall investigate with the Inspector the cause of failure and the proper steps to be taken to remedy the same and shall make whatever corrections and alterations and/or re-trials as may be necessary to cure or correct the failure, and upon notification by the BUILDER of completion of such alterations or corrections and/or retrials, the BUYER shall, within 21 calendar days thereafter, notify the BUILDER in writing of acceptance of the VESSEL or of its nonacceptance thereof together with the reason therefor and its intention to avail itself of all applicable remedies under this Contract.

         (b) Subject to subparagraph (a) above upon notification by the BUILDER of the completion of the final trial run of the VESSEL, the BUYER shall, within 7 calendar days thereafter, notify the BUILDER in writing of the acceptance of the VESSEL subject to any rework necessary to achieve compliance with the Contract, or of its nonacceptance of the VESSEL together with the reason therefor and its intention to avail itself of all applicable remedies under this Contract.

         (c) In the event the BUYER fails to notify the BUILDER in writing of the acceptance or nonacceptance of the VESSEL together with the reason therefor within the periods as provided for in the above Subparagraphs (a) and (b), the BUYER shall be deemed to have accepted the VESSEL.

         (d) Any dispute arising between the parties hereto shall be solved by reference to the Disputes and Arbitration clause as provided in Article XIII of this Contract.

5. Disposition of Surplus Consumable Stores:

         Should any reasonable amount of fresh water (excluding any fresh water used as Ballast), or other consumable stores, furnished by the BUILDER for the trial runs remain on board the VESSEL at the time of acceptance thereof by the BUYER, the BUYER shall purchase the same from the BUILDER at BUILDER's cost without profit, and payment by the BUYER shall be effected as provided in Paragraph 2, Article II of this Contract.

6. Effect of Acceptance:

         The BUYER's written notification of acceptance, delivered to the BUILDER as above provided, or acceptance pursuant to 4(c) of this Article shall be final and binding so far as conformity of the VESSEL (as the VESSEL is then built and equipped) to the Contract is concerned, and shall preclude the BUYER from refusing formal delivery of the VESSEL, provided, the BUILDER completes the VESSEL in accordance with the provisions of this Contract and otherwise complies with all the conditions for delivery as hereinafter set forth.

                             ARTICLE VII -- DELIVERY

1. Time and Place:

         The VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD no later than January 24, 2003 plus in each case any extension of the time for delivery as required or permitted under this Contract (in the case of the VESSEL the "Contract Delivery Date").

2. When and How Effected:

         Delivery of the VESSEL shall be effected by the concurrent delivery by each of the parties hereto to the other of the PROTOCOL OF DELIVERY AND ACCEPTANCE substantially in the form attached hereto as Exhibit E to which shall be attached a punch list, if any, of work to be completed or corrected by BUILDER, acknowledging delivery of the VESSEL by the BUILDER and acceptance thereof by the BUYER.

3. Documents to be Delivered to the BUYER:

         Acceptance of the VESSEL by the BUYER shall be conditioned upon receipt by the BUYER from the BUILDER of the following duly authenticated documents, which shall accompany the aforementioned PROTOCOL OF DELIVERY AND ACCEPTANCE:

         a. PROTOCOL OF TRIALS of the VESSEL substantially in the form attached hereto as Exhibit F;

         b. PROTOCOL OF INVENTORY, substantially in the form attached hereto as Exhibit G, of the equipment of the VESSEL, including spare parts and the like, all as specified in the Specifications;

         c. PROTOCOL OF STORES OF CONSUMABLE NATURE, substantially in the form attached hereto as Exhibit H, referred to under Paragraphs 2(b) and 5 of Article VI hereof, including the purchase price thereof;

         d. DRAWINGS AND PLANS, pertaining to the VESSEL as stipulated in the Specifications (including one set for MarAd) and RECEIPT OF DRAWINGS AND PLANS substantially in the form attached hereto as Exhibit I;

         e. All CERTIFICATES required to be furnished upon delivery of the VESSEL pursuant to this Contract and the Specifications;

         f. DECLARATION OF GUARANTEE of the BUILDER, substantially in the form attached hereto as Exhibit J, that the VESSEL is delivered to the BUYER free and clear of any liens, charges, claims, mortgages, or other encumbrances upon the BUYER's title thereto, and in particular, that the VESSEL is absolutely free of all burdens in the nature of imposts, taxes or charges imposed by any federal, state or local governmental authority, as well as of all liabilities of the BUILDER to its sub-contractors, employees and crew, and of all liabilities arising from the operation of the VESSEL in trial runs, or otherwise, prior to delivery;

         g. COMMERCIAL INVOICE; and

         h. BUILDER'S CERTIFICATION AND FIRST TRANSFER OF TITLE (CG-1261)

4. Title and Risk:

         Title to the VESSEL, to the extent completed and all materials destined for incorporation therein, whether located at the BUILDER's Shipyard or elsewhere, shall immediately vest in the BUYER to the extent paid for by the BUYER, whether prior to or after incorporation into the VESSEL. The vesting of title shall not relieve BUILDER of its obligation to replace damaged or defective materials at BUILDER's expense where required by this Contract and to complete and deliver the VESSEL in accordance with the provision of this Contract. Risk of loss of the VESSEL shall pass to the BUYER only upon delivery thereof, as stated above, it being expressly understood that, until such delivery is effected, the VESSEL, and the VESSEL's equipment in BUILDER's possession or control, are at the entire risk of the BUILDER.

5. Removal of VESSEL:

         The BUYER shall take possession of the VESSEL immediately upon delivery and acceptance thereof, and, if so required, shall remove the VESSEL from the premises of the SHIPYARD within 7 calendar days after delivery and acceptance thereof is effected. If the BUYER does not remove the VESSEL from the premises of the SHIPYARD within the aforesaid 7 calendar days, then, in such event, the BUYER shall pay to the BUILDER a reasonable mooring charge for the VESSEL and shall insure the VESSEL against risk of loss as provided in Article XII, Paragraph 3.

6. Remuneration:

         Provided BUILDER has not given any notice to BUYER pursuant to Paragraph 1 of Article III, the BUILDER shall be entitled to a bonus for each day of early delivery calculated on the basis of the time between the Contract Delivery Date as the same may be extended pursuant to Articles V and VIII and the date the VESSEL is actually delivered to the BUYER. It is mutually understood that the amount of remuneration shall be calculated at the rate of $10,000 per day for each day of such early delivery up to a maximum of 30 days or $300,000.

            ARTICLE VIII -- DELAYS AND EXTENSION OF TIME FOR DELIVERY

1. Force Majeure:

         If, at any time before actual delivery, the construction of the VESSEL is delayed due to acts of the U.S. Government, foreign government, princes or rulers; war, blockade, revolution, insurrections, mobilization, civil commotions, or riots; strikes; acts of the public enemy; plague, epidemics or quarantines; freight embargoes; fire, earthquakes, tidal waves, flood, typhoons, hurricanes or storms that result in material damage to the SHIPYARD or works of the BUILDER or its sub-contractors, or to the VESSEL, or any part thereof ("Force Majeure"); then, subject to the next succeeding sentence, the time for delivery of the VESSEL under this Contract shall be extended for a period of time which shall not exceed the total cumulated time of all such permissible delays. Force Majeure events giving rise to delays(s) lasting 24 hours or less shall not be considered a permissible delay. If any series of Force Majeure events occurs which are due to a single cause, then, in such case, all such events shall be treated as one event. BUILDER shall take all reasonable steps to minimize the effects of Force Majeure.

2. Notice of Delays:

         Within 48 hours of commencement of any delay on account of which the BUILDER claims that it is entitled under Paragraph 1 of this Article to an extension of the time for delivery of the VESSEL, the BUILDER shall advise the BUYER by telephone confirmed in writing or facsimile of the date such delay commenced and the reasons therefor. Likewise within 48 hours after such delay ends, the BUILDER shall advise the BUYER by telephone confirmed in writing or facsimile of the date such delay ended, and also shall specify the maximum period of time by which the date for delivery of the VESSEL is extended by reason of such delay.

3. Definition of Permissible Delays:

         Delays on account of such causes as provided for in Paragraph 1 of this Article and extensions, if any, of the Contract Delivery Date pursuant to
Article V hereof shall be the only permissible delays allowable under this Contract and shall be distinguished from unauthorized delays on account of which the BUYER is entitled to liquidated damages for any delayed delivery, as provided for in Article III hereof.

                        ARTICLE IX -- WARRANTY OF QUALITY

1. Warranty:

         Subject to the provisions hereinafter set forth, the BUILDER undertakes to remedy, at BUILDER's expense to the BUYER, any defects in the VESSEL which are due to defective design, material, or workmanship on the part of the BUILDER or its sub-contractors, provided that the defects are discovered (i) within a period of twelve (12) months after the date of delivery of the Vessel, or (ii) such longer period in the case of guarantees or warranties by sub-contractors or suppliers covering a period greater than twelve (12) months, after the date of delivery of the VESSEL, or (iii) the remainder of the warranty period for any defects corrected during the twelve (12) month warranty period, and a notice thereof is duly given to the BUILDER as hereinafter provided. For the purpose of this Article, VESSEL shall include her hull, machinery, equipment and gear including any defective workmanship by BUILDER or any sub-contractor in the installation of BUYER Supplies but excluding BUYER Supplies and in computing the twelve month warranty period there shall be excluded any time a VESSEL is out of service due to defects covered by the warranty.

2. Notice of Defects:

         The BUYER shall notify the BUILDER and MarAd in writing as promptly as possible after discovery of any defects for which claim is made under this warranty. The BUYER's written notice shall describe the nature of the defects and the extent of the damage caused thereby. The BUILDER shall have no obligation under this warranty for any defects discovered prior to the expiration date of the warranty, unless notice of such defects is given by the BUYER not later than thirty (30) days after such expiration date.

3. Remedy of Defects:

         The BUILDER shall remedy, at its expense, any defects, against which the VESSEL is warranted under this Article, by making all necessary repairs and replacements at the SHIPYARD, or if in BUYER's sole discretion it is impractical to bring the VESSEL to the SHIPYARD, the BUILDER shall with BUYER's consent, which consent will not be unreasonably withheld, cause the necessary repairs or replacements to be made by a shipyard or works elsewhere suitable for the purpose, provided that, in such event, the BUILDER may forward or supply replacement parts or materials to the VESSEL or other shipyard unless the forwarding or supplying thereof to the VESSEL would impair or delay the operation or working schedule of the VESSEL. In the event that the BUILDER proposes to cause the necessary repairs or replacements to be made to the VESSEL at another shipyard or works other than the SHIPYARD, the BUILDER shall, first give the BUYER notice of the time and place such repairs will be made, and the BUYER shall, advise the BUILDER of its consent or nonconsent which consent shall not be unreasonably withheld. Any dispute under this Article shall be referred to arbitration in accordance with the provisions of Article XIII hereof.

4. Warranty Survey:

         A final warranty survey of the VESSEL shall be conducted by the BUYER at or near the expiration of the guarantee period. Such survey shall be based on the warranty deficiencies in the contract work appearing or discovered during the warranty period. In the event that the VESSEL is not available for the warranty survey on or before the end of the warranty period, the BUYER shall submit to the BUILDER within the time period specified in paragraph 2 above a list of all of the warranty deficiencies in the contract work appearing or discovered during the warranty period. The final warranty survey shall be held at such port in the United States as the BUYER designates upon seven (7) days' written notice of time and place to the BUILDER.

         In order to determine if there are any underwater warranty deficiencies, the BUYER, at BUILDER's expense, may drydock the VESSEL within twelve (12) months of the VESSEL's delivery or within such longer period as is required by the VESSEL's operating schedule, but not later than two (2) years following delivery, provided BUYER has given BUILDER notice of any underwater warranty deficiencies within the time period specified in paragraph 2 above and BUYER and BUILDER agree that continued operation of the VESSEL will not increase BUILDER's liability for warranty deficiencies. If the VESSEL is drydocked after the twelve (12) month warranty period, but before expiration of the two year period following delivery, the BUILDER's liability for warranty deficiencies discovered on drydocking is limited to those underwater warranty deficiencies which arose during the warranty period. In the event such warranty deficiencies are discovered in the course of drydocking of the VESSEL within the time specified herein and such deficiencies are corrected, the BUYER shall pay, at its expense, the haul day and any lay days required to accomplish the VESSEL's normal drydocking maintenance. However, if a warranty deficiency is discovered, the correction of which requires additional drydocking time, the BUILDER, in addition to the cost of the correction of the warranty deficiency, as provided in this Article, shall also pay, at its expense, for each additional drydocking lay day. If it becomes necessary to drydock the VESSEL solely for the correction of a warranty deficiency for which the BUILDER is responsible, the cost of the entire drydocking required for and attributed to the correction of the warranty deficiency, as well as the cost of remedying the deficiency, as provided in this Article, shall be at the expense of the BUILDER. Notwithstanding the foregoing, the BUYER will be permitted to accomplish the VESSEL's normal maintenance during any such drydocking, provided it does not interfere with the warranty work.

5. Extent of BUILDER's Responsibility:

         The BUILDER shall have no responsibility or liability for any defects in the VESSEL other than defects specified in this Article IX, against which this warranty is made by the BUILDER. Nor shall the BUILDER under any circumstances be responsible or liable for any consequential or incidental damages, loss of time, loss of profit or earning or demurrage directly or indirectly occasioned to the BUYER by reason of the defects specified in this
Article IX or due to repairs or other work done to the VESSEL to remedy such defects except as expressly provided herein.

         The BUILDER shall not be responsible for remedying defects in any part of the VESSEL which subsequent to delivery of the VESSEL may have been replaced or in any way repaired by any other contractor other than pursuant to this warranty, or for remedying any defects which have developed or been aggravated by act, omission or neglect on the part of the BUYER, its servants or agents or by ordinary wear and tear. In no event shall the BUILDER's liability under this warranty exceed the maximum set forth in the Master Shipbuilding Contract for Construction of Two Passenger Vessels by and between BUILDER and BUYER dated the date hereof ("Master Shipbuilding Contract"). Completion of so-called "punch list" items noted in the PROTOCOL OF DELIVERY AND ACCEPTANCE shall not be considered to be warranty items and shall not be included in the ____________ ___ cap on liability set out in the Master Shipbuilding Contract.

         Except as provided in Article I.5, the warranties contained in this
Article IX replace and exclude any other liability, warranty, guarantee and/or condition imposed or implied by law, customary, statutory or otherwise, including the warranties of

MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, by reason of the construction and sale of the VESSEL by the BUILDER for and to the BUYER.

6. Warranty Engineer:

         The BUILDER shall appoint a Warranty Engineer who shall serve on the VESSEL as its representative for a period of six (6) months from the delivery date of the VESSEL unless the BUYER and the BUILDER mutually deem it necessary to keep the Warranty Engineer for any longer period, in which case he shall remain on board the VESSEL for such longer period as the parties hereto have mutually agreed. The BUYER, and its employees, shall give such Warranty Engineer full cooperation in carrying out his duties as the representative of the BUILDER on board the VESSEL. The BUYER shall provide the Warranty Engineer with private accommodations in a single crew cabin or equivalent and subsistence comparable to the VESSEL's Chief Engineer at no cost to the BUILDER. All other expenses of the Warranty Engineer, including wages, traveling expenses, medical and hospital care, and costs of repatriation shall be for the BUILDER's account.

         The BUYER, its successor(s) and/or assign(s) shall not be liable to, nor have any obligation to indemnify the BUILDER and/or the Warranty Engineer for personal injuries, including death and damages to, or loss or destruction of properties of the Warranty Engineer, unless such death, injuries, damages, loss and/or destruction were caused by the negligence of the BUYER, its successor(s) and/or assign(s) or its employees and/or agents acting within the scope of their employment.

         The Warranty Engineer shall be advised of the detailed particulars of this Paragraph 6 prior to his boarding the VESSEL.

                         ARTICLE X -- BUILDER'S DEFAULT

1. Events of Default:

         The following shall constitute events of default of the BUILDER under this Contract:

         (i) The failure of the BUILDER in any other respect to use due diligence in the performance of the contract work or its failure to perform any of the material covenants, agreements, or undertakings on its part to be performed under this Contract; provided that the BUYER shall give notice to the BUILDER as to such failure, and the BUILDER shall not, within 21 calendar days after being so notified, correct any failure to use due diligence or undertake the performance of said material covenants, undertakings, or agreements required to cure such failure, and thereafter prosecute in good faith to completion all such work or performance required to cure such failure; or

         (ii) The BUILDER being dissolved or adjudged a bankrupt or making a general assignment for the benefit of its creditors, or the appointment of a receiver or receivers of any kind whatsoever, whether or not appointed in bankruptcy, common law or equity proceedings, whether temporary or permanent, for the property of the BUILDER, or the filing by the BUILDER of a petition for reorganization or other proceedings with reference to the BUILDER, under any of the provisions of the Bankruptcy Act, or the filing of such petition by creditors and approval thereof by the Court, whether proposed by a creditor, a stockholder or any other person whatsoever.

2. Action By BUYER Upon BUILDER's Default:

         In the event that any one or more of the events of default specified in Paragraph 1 of Article X of this Contract shall have occurred, the BUYER, if it so elects, may, with the written consent of MarAd, proceed to have the work on the VESSEL transferred to and completed at another shipyard.

         In the event of BUILDER's default, and BUYER's election to have all or part of the contract work transferred to and completed at another shipyard, the BUILDER shall (i) assign such subcontracts and orders for material, services, and supplies to be used in the performance of said contract work to the BUYER as the BUYER may direct, and (ii) pay to the BUYER the amount by which the total cost to the BUYER of completing said work (including all amounts paid to the BUILDER hereunder) exceeds the total Contract Price, as adjusted hereunder; provided, however, that in computing the amount, if any, to be paid by the BUILDER to the BUYER, appropriate adjustment shall be made for changes in the contract work subsequent to the termination of the Contract.

         The rights conferred upon the BUYER under the terms of this Article X shall be in addition to, and not in substitution of, any rights which the BUYER would have in either law or equity upon the happening of the events of default specified herein. The failure of the BUYER to exercise the rights conferred upon it hereunder in any one or more instances of the occurrence of an event of default, as hereinabove defined, shall not constitute a waiver of the BUYER's rights under this Contract, as herein provided, in the event of any subsequent BUILDER's default.

                          ARTICLE XI -- BUYER'S DEFAULT

1. Events of Default:

         The following shall constitute events of default of the BUYER under this Contract:

         (i) The BUYER shall be deemed to be in default if any progress payment required under Paragraph 4 of Article II of this Contract is not paid to the BUILDER within the time specified in such Article.

         If the BUYER defaults with respect to any progress payment as aforesaid, then, in such event, the BUYER shall, commencing with the first day after the due date, pay interest on such unpaid installments at a floating rate per annum equal to the Prime Rate published daily in The Wall Street Journal during the period for which such calculations are made plus two percent computed from and including such day to the date of payment to the BUILDER by telegraphic transfer of full amount including interest. Should any rate of interest provided by this Contract to be paid to BUYER or BUILDER exceed the applicable legal rate allowed by applicable law, the maximum legal rate allowed shall be used to compute and pay any interest due.

         (ii) The BUYER shall be deemed to be in default of its obligation, if the BUYER should fail to accept delivery of the VESSEL when required to accept the same under the terms of this Contract.

2. Action by BUILDER Upon BUYER's Default:

         If any event of default specified in this Article XI has not been cured by BUYER within thirty (30) days following BUYER's receipt of notice of default, the BUILDER shall have an option to:

         (i) suspend work on the VESSEL under this Contract until such default is cured by BUYER paying any payments in default plus interest at a floating rate per annum equal to the Prime Rate, published in The Wall Street Journal during the period for which such calculations are made plus two percent, computed from the due date of such installment to the date when the BUILDER has received the payment;

         (ii) continue to perform this Contract provided the BUYER shall remain liable to pay any payments in default plus interest at a floating rate per annum equal to the Prime Rate, published in The Wall Street Journal during the period for which such calculations are made plus two percent, computed from the due date of such installment to the date when the BUILDER has received the payment; or

         (iii) terminate this Contract by giving notice to the BUYER without prejudice to all claims of the BUILDER for the proved loss and damages caused by such BUYER's default, and any lien or property right of BUYER in and to the VESSEL and to any material, parts or equipment thereof, including BUYER's Supplies at the SHIPYARD and not yet utilized in the construction of the VESSEL, shall forthwith cease, and the VESSEL and any parts or equipment thereof, including BUYER's Supplies, shall become the sole property of the BUILDER, provided, that any proceeds thereof obtained at the public auction or at private sale by the BUILDER shall be applied by the BUILDER for mitigation of the damages caused by the BUYER's default. In the event progress payments paid by the BUYER, and the proceeds from the public auction or the private sale as aforesaid are insufficient to adequately compensate the BUILDER for the proved loss or damages which the BUILDER has sustained from the BUYER's default, the BUYER shall be liable for and shall pay the BUILDER additional compensation to cover such loss or damages. If the proceeds of the sale are more than what the BUILDER can prove as its loss and/or damages, any amounts in excess of BUILDER's proven loss and/or damages shall be paid by the BUILDER to the BUYER by immediate transfer of funds.

         BUILDER shall be entitled to an equitable adjustment for any increased costs and an extension in the Delivery Date, if any, caused by BUYER's default and BUILDER's suspension of work under clause (i) above.

                  ARTICLE XII -- INSURANCE AND PERFORMANCE BOND

1. Extent of Insurance Coverage:

         (a) Builder Furnished Equipment

         The BUILDER shall, at its own expense, keep the VESSEL and all components, machinery, materials, equipment, appurtenances, accessories and outfit, delivered for her to the SHIPYARD or built into, or installed in or upon the VESSEL including BUYER's Supplies so delivered or installed, fully insured with insurance companies acceptable to MarAd, payable in United States Dollars, from the commencement of the construction of the VESSEL until the same is completed, delivered to and accepted by the BUYER. Such insurance shall in the case of Builder's Risk insurance be the latest (at the time of issuance) forms of the American Institute of Marine Underwriters' or other policy form approved by MarAd for the BUILDER's risk insurance including Strike Clauses and War Clauses. The amount of such insurance coverage, up to the date of delivery of the VESSEL, shall be an amount at least equal to the full amount of the Contract Price of the VESSEL. One copy each of BUILDER's risks insurance policies shall be delivered to the BUYER. The policy or policies referred to hereinabove shall name BUILDER, BUYER and the United States of America as assureds, and all losses under such policy or policies shall be payable to the United States of America as sole loss payee for distribution to itself, BUILDER or BUYER as their respective interests may appear. All policies shall provide that there shall be no recourse against the United States of America for the payment of premiums, fees, assessments, club calls or other charges and shall further provide for at least thirty days' (30) prior written notice to MarAd and the BUYER by the insurance underwriters of any cancellation for non-payment of premiums or other changes. Notwithstanding anything to the contrary herein contained, BUYER shall have the option to place any or all of the insurance coverage described above at its own cost and expense and to receive a reduction in the Contract Price for BUILDER's cost included in the Contract Price for any insurance so placed.

         (b) Buyer Furnished Equipment

         With respect to BUYER's Supplies, BUILDER's obligation to insure shall attach upon receipt and acceptance of such equipment at BUILDER's SHIPYARD and shall continue until delivery of the VESSEL in accordance with Article VII.

2. Application of Recovered Amount:

         (a) Partial Loss

         In the event a VESSEL shall be damaged by any insured cause whatsoever prior to acceptance thereof by the BUYER and in the further event that such damage shall not constitute an actual or a constructive total loss of the VESSEL, the BUILDER shall apply the amount recovered under the insurance policies referred to in paragraph 1 of this Article to the repair of such damage in order to bring the VESSEL into compliance with the Contract for the applicable stage of construction and to the reasonable satisfaction of the Inspector, without additional expense to the BUYER.

         (b) Total Loss.

         In the event that the VESSEL is determined to be an actual or constructive total loss, the BUILDER, shall, at the mutual agreement by the parties hereto, either:

                  (i) Proceed in accordance with the terms of this Contract, in which case the amount recovered under said insurance policies shall be applied to the reconstruction and repair of the VESSEL's damage, without additional expense to the BUYER, provided the parties hereto shall have first agreed in writing to such reasonable extension of time for delivery as may be necessary for the completion of such reconstruction and/or repair, or

                  (ii) Cancel this Contract and all rights, duties, liabilities and obligations of each of the parties hereunder in which event the amount recovered under said insurance policies shall be applied first to the repayment of any Title XI guaranteed debt on the VESSEL then outstanding, second to pay the BUILDER for any payments for work in progress on the VESSEL then due and payable, and third any remainder to be paid to the BUYER.

3. Termination of BUILDER's Obligation to Insure:

         The BUILDER's obligation to insure the VESSEL hereunder shall cease and terminate forthwith upon delivery thereof to and acceptance by the BUYER. Should a VESSEL remain moored at the SHIPYARD for more than 7 calendar days following delivery and acceptance of such VESSEL, BUYER shall insure the VESSEL against risk of loss naming MarAd and the BUILDER as additional assureds and MarAd as sole loss payee with a waiver by the insurers of the right of subrogation.

4. Performance Bond:

         BUILDER shall provide BUYER at BUYER's sole discretion, with either (i) a performance bond and a payment bond or (ii) a Guaranty from Litton Industries, Inc. in form and substance satisfactory to the BUYER and to MarAd covering the full performance of BUYER's obligations under this Contract Price.

         BUYER shall provide BUILDER a Corporate Guaranty of American Classic Voyages Co. in form and substance satisfactory to BUILDER covering the full performance of BUYER's obligations under this Contract.

                    ARTICLE XIII -- DISPUTES AND ARBITRATION

1. Proceedings:

In the event of any dispute between the parties hereto as to any matter arising out of or relating to this Contract or any stipulation herein or with respect hereto which can not be settled by the parties themselves, such dispute shall be resolved by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association. As required by
Article XXII of this Contract, the law governing any dispute and arbitration shall be New York law. Either party may demand arbitration of such dispute by giving written notice to the other party. Any demand for arbitration by either of the parties hereto shall state the name of the arbitrator appointed by such party and shall also state specifically the question or questions as to which such party is demanding for arbitration. Within 21 calendar days after receipt of notice of such demand for arbitration, the other party shall in turn appoint a second arbitrator. The arbitrators thus appointed shall thereupon select a third arbitrator, and the three arbitrators so named shall constitute the board of arbitration (herein called the "Arbitration Board") for the settlement of such dispute.

         In the event, however, that said other party should fail to appoint a second arbitrator as aforesaid within 21 calendar days following receipt of notice of demand for arbitration, it is agreed that such party shall thereby be deemed to have accepted and appointed as its own arbitrator the one already appointed by the party demanding arbitration, and the arbitration shall proceed forthwith before this sole arbitrator, who alone, in such event, shall constitute the Arbitration Board. And in the further event that the two arbitrators appointed by the parties hereto as aforesaid should be unable to agree to the third arbitrator within 21 calendar days from the date on which the second arbitrator is appointed, the third arbitrator shall be appointed by the American Arbitration Association. The award of the arbitration made by the sole arbitrator or by the majority of the three arbitrators, as the case may be shall be final, conclusive and binding upon the parties hereto.

         Notwithstanding the preceding provisions of this Article, it is recognized that in the event of any dispute or difference of opinion arising in regard to the construction of the VESSEL, her machinery and equipment, or concerning the quality of materials or workmanship thereof or thereon, such dispute may be referred to the Classification Society upon mutual agreement of the parties hereto, the decision of which shall be final and binding on the parties.

2. Notice of Award:

         Notice of any award shall immediately be given in writing to the BUYER and the BUILDER.

3. Expenses:

         Fees and expenses, including legal fees, of arbitration shall be borne by the losing party or, in the case of an award to both parties, apportioned as determined by the arbitrator(s).

4. Award of Arbitration:

         The decision of Arbitration Board and any award pursuant thereto shall be final and binding upon both parties.

5. Entry in Court:

         Judgment on any award may be entered in any court of competent jurisdiction.

6. Alteration of Delivery Time:

         In the event a matter is referred to arbitration prior to delivery of the VESSEL, the decision or the award shall include a finding as to the extent, if any, to which the Delivery Date is thereby altered.

                       ARTICLE XIV -- RIGHT OF ASSIGNMENT

         Neither of the parties shall assign this Contract to any other individual or company unless prior consent of the other party is given in writing, such consent not to be unreasonably withheld; except BUYER may, without BUILDER's consent, (i) assign its interest to a subsidiary or affiliate of the BUYER provided BUYER remains fully liable for performance of this Contract and
(ii) assign its interest to MarAd as security for MarAd's guarantee. This Contract shall enure to the benefit of and shall be binding upon the lawful successors or assigns of both parties.

                         ARTICLE XV -- TAXES AND DUTIES

1. Taxes:

         All taxes legally imposed for the account of the BUILDER, including but not limited to stamp, sales and use, incurred in connection with this Contract shall be borne by the BUILDER.

2. Duties:

         The BUILDER shall indemnify the BUYER for, and hold it harmless against, any duties imposed in the United States upon any non-BUYER's Supplies, including materials and equipment which under the terms of this Contract and/or the Specifications will, or may be, supplied from abroad for installation in the VESSEL. Any tax or duty other than those described hereinabove, if any, whether or not related to BUYER's Supplies shall be borne by the BUYER.

                       ARTICLE XVI -- INTELLECTUAL RIGHTS

1. Design Rights:

         All Specifications, Plans and Guidance Drawings (herein collectively known as the "BUYER's Data") furnished to the BUILDER by the BUYER or BUYER's subcontractors shall remain the property of the BUYER. However, the BUILDER shall have the right to use or reuse said Data as is provided for below in this Article.

         All Specifications, Plans and Guidance Drawings (herein collectively known as "BUILDER's Data"), including reproductions, required by this Contract and produced by the BUILDER or any of its subcontractors for construction of the VESSEL in performance of the this Contract, shall be used or reused solely for the purpose of constructing the VESSEL and a vessel or vessels for an affiliate or affiliates of the BUYER. Upon the delivery of the VESSEL and payment in full therefor BUILDER shall transfer to BUYER all of BUILDER's right, title and interest in BUILDER's Data to the extent it is owned by BUILDER, and the BUYER shall have the full right to use the same in such manner as it may deem proper, including, without limitation to the generality of the foregoing, the right to reproductions and copies, the right to publish or withhold from publication, the right to construct or cause to be constructed additional vessels using such BUILDER's Data, and the right to make any alterations, additions or other changes. Except as provided for in this Contract, the BUILDER and any of its subcontractors shall be entitled to recover the reasonable cost of reproduction and handling in the event the BUILDER or such subcontractor is required by BUYER to provide copies of such BUILDER's Data to the BUYER or any designee of the BUYER. Unless prohibited by law relating to national defense or security, the BUILDER shall be permitted to retain copies of such Data for its own official records.

         The grant by BUILDER of BUILDER's Data rights as specified herein does not include the pre-existing work product or other information of BUILDER or its subcontractors, including statistical materials, standard solutions, software and work procedures for providing services hereunder, standards of design and manufacturing know-how, and such other pre-existing material not produced under this Contract.

2. Patent Rights:

         Machinery and equipment of the VESSEL may be covered by patents or trademarks or trade names of manufacturers.

         Except as otherwise provided in this Article XVI and except for BUYER's Supplies, the BUILDER shall defend and save harmless the BUYER from patent liability or claims of patent infringement of any nature or kind, including costs and expenses for, or on account of any patented or patentable invention related to or involving the VESSEL or made or used in the design of the VESSEL or the performance of this Contract and also including costs and expenses of litigation, if any.

         BUYER will indemnify and save harmless the BUILDER from patent liability or claims of patent infringement of any nature or kind, including costs and expenses for, or on account of, any BUYER's Supplies or any patented or patentable invention made or used in the interior design work on the VESSEL including costs and expenses of litigation, if any.

         Except as otherwise provided in Paragraph 1 hereof, nothing contained herein shall be construed as transferring any patent or trademark rights or copyright in equipment covered by this Contract, and all such rights are hereby expressly reserved to the true and lawful owners thereof, it being expressly understood that the BUILDER does not by virtue of this Article XVI convey any sublicense of BUILDER's license under Kvaerner's US Patent Number 4,838,190 and corresponding foreign patents to BUYER. Notwithstanding any provisions herein to the contrary, the BUILDER's or BUYER's obligation under this Article shall not be terminated by the passage of any specified period of time.

                        ARTICLE XVII -- BUYER'S SUPPLIES

1. Responsibility of the BUYER:

         The BUYER shall, at its own cost and expense, supply all BUYER-supplied equipment ("BUYER's Supplies"), as specified in the Specifications, to the BUILDER at its SHIPYARD in a condition ready to operate properly, ready for installation, and in accordance with the time schedule to be furnished by the BUILDER to meet the building schedule of the VESSEL. In order to facilitate the installation of the BUYER's Supplies by the BUILDER, the BUYER shall furnish the BUILDER at BUYER's expense with the necessary plans, instruction books, test reports and all test certificates required by rules or regulations, and if so requested by the BUILDER, BUYER shall cause the representative(s) of the manufacturers of these articles to assist the SHIPYARD in the installation and/or to make necessary adjustments thereof at the SHIPYARD.

         The BUYER shall be liable for any additional costs and delay incurred by the BUILDER for repair of the BUYER's Supplies due to defective design or material, poor workmanship or performance or due to damage during transportation.

         Should the BUYER fail to deliver to the BUILDER such items within the time specified, and such delay in delivery effects delivery of the VESSEL, the BUYER shall be liable for additional costs and the delivery of the VESSEL shall be extended for a period equal to the period of such delay.

         If the delay in delivery of the BUYER's Supplies should exceed thirty
(30) days, the BUILDER shall be entitled to proceed with construction of the VESSEL in question without installation of such items in or onto the VESSEL, without prejudice to the BUILDER's right hereinabove provided, and the BUYER shall accept the VESSEL so completed without the BUYER's Supplies, or if the BUYER's Supplies are later incorporated at BUYER's request, BUYER shall pay BUILDER any additional costs for the delay, including an extension of the Contract Delivery Date.

2. Responsibility of the BUILDER:

         The BUILDER shall be responsible for storing and handling of the BUYER's Supplies after delivery to the SHIPYARD, and shall install them on board the VESSEL at the BUILDER's expenses; it being agreed, however, the BUILDER is not responsible for quality, performance and/or efficiency of any BUYER's Supplies and is under no obligation with respect to any warranty of such equipment against any defects caused by poor quality, performance and/or efficiency of the BUYER's Supplies.

         The BUILDER shall be responsible for the proper installation of all BUYER's Supplies, which the BUILDER is required to install on board the VESSEL under the Plans and Specifications.

                             ARTICLE XVIII -- NOTICE

         Any and all notices required or permitted to be given hereunder may be given by personal delivery; registered or certified mail return receipt requested; express or overnight mail or courier service; or telegram, or facsimile. Notices delivered personally shall be deemed given on delivery, express or overnight mail or courier shall be deemed given one (1) day after being dispatched, and notice by telegram, facsimile or TWX shall be given on the date transmitted, provided such day is a working day at the recipients offices, otherwise on the next succeeding working day. Until changed by written notices given by either party to the other, the addresses of the parties for notice shall be as follows:

To the BUYER:              Project America, Inc.
                           c/o Ocean Development Co.
                           1428 Brickell Avenue, Suite 502
                           Fifth Floor
                           Miami, FL  33131-3411
                           Attn: Mr. Jon Rusten
                           Telecopier:  (305) 358-6155

                           Telephone:  (305) 579-8602
                           E-mail:  jrusten@oceandevelopment.com

with a copy to:            Jordan Allen, Esq.
                           American Classic Voyages Co.
                           Two North Riverside Plaza, Suite 200
                           Chicago, IL  60606
                           Telecopier:  (312) 466-6151
                           Telephone:  (312) 466-6202
                           E-mail:  allen@amcv.com

To the BUILDER:            Ingalls Shipbuilding, Inc.
                           1000 Access Road
                           Pascagoula, MS  39581
                           Attn: Mr. C.L. Rector
                           Director Contract Administration
                           Telecopier: (228) 935-4742
                           Telephone: (228) 935-5464
                           E-mail: rectorcljr@ingalls.com

                    ARTICLE XIX -- EFFECTIVE DATE OF CONTRACT

         This Contract shall become effective upon the date set forth in the opening paragraph on page 1 hereof (the "Effective Date").

                      ARTICLE XX -- KVAERNER PARTICIPATION

         BUILDER acknowledges that the participation of Kvaerner Masa Yards and Kvaerner-Masa Yards Technology ("Kvaerner") with BUILDER was a key factor in BUYER's decision to select BUILDER to construct the VESSEL and agrees to use its best efforts to ensure the continued participation of Kvaerner in the this project. BUILDER furthers agrees not to substitute another participant for Kvaerner without BUYER'S prior written consent, which consent shall not be unreasonably withheld.

                          ARTICLE XXI -- GOVERNING LAW

         The parties hereto agree that the validity and interpretation of this Contract and of each article and part hereof as well as any remedy to which either party or both parties may be entitled under law or equity shall be governed under and in accordance with the laws of the State of New York, exclusive of its conflict of laws provisions.

                            ARTICLE XXII -- YEAR 2000

         BUILDER and BUYER have each (i) undertaken a detailed review and assessment of all areas within its business and operations that could reasonably be affected by the risk that its and its customers' and suppliers' computer applications may not be able properly to perform date sensitive functions after December 31, 1999 (the "Year 2000 Problem"), (ii) developed a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) implemented that plan to date in accordance with such plan and timeline. To the best of each of BUILDER's and BUYER's knowledge, all computer applications that are material to its business and operations will on a timely basis be able to perform date-sensitive functions for all dates before and after January 1, 2000.

                        ARTICLE XXIII -- CONFIDENTIALITY

         BUILDER and BUYER agree to treat this Contract as confidential and not to divulge any of its terms and conditions to any other person or entity except to the United States Government and except, as disclosure to such person or entity may be required by law or regulation, or may be required for the performance hereof. BUILDER and BUYER will flow the requirements of this Article down to their respective subcontractors. The restriction in this Article against disclosure will not apply to advertising, press releases or other public disclosure to which the parties hereto have mutually agreed.


                        ARTICLE XXIV - MARAD REQUIREMENTS

         Addendum I attached hereto is incorporated by reference herein and made an integral part hereof.

                         ARTICLE XXV - ENTIRE AGREEMENT

         This Contract and the Master Shipbuilding Contract embody the entire agreement and understanding between BUILDER and BUYER relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Neither this Contract nor any term hereof may be changed, amended or modified, waived, discharged, or terminated orally, but only by an instrument in writing consented to MarAd and signed by the party against which enforcement of the change, amendment or modification, waiver, discharge, or termination is sought.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed on the day and year first above written.

PROJECT AMERICA, INC.                          INGALLS SHIPBUILDING, INC.,
BUYER                                          BUILDER



By:                                            By:
    -----------------------                         --------------------------
Title:                                         Title:
      ---------------------                           ------------------------


Witness:                                       Witness:


----------------------------                   ------------------------------

                                 ADDENDUM NO. 1


         Addendum No. 1 to Shipbuilding Contract Dated March 9, 1999 ("Contract") by and between Ingalls Shipbuilding, Inc. ("BUILDER") and Project America, Inc. ("BUYER").

         WHEREAS, the BUYER has applied to the Secretary of Transportation acting by and through the Maritime Administrator (the "Secretary") for a guarantee (the "Guarantee") of certain United States Government Guaranteed Ship Financing Obligations (the "Bonds") issued or to be issued by the BUYER.

         WHEREAS, in connection with the Guarantee, the Secretary has requested that certain provisions be inserted in the Contract.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the BUILDER and BUYER hereby agree as follows:

         1.  INSPECTION BY THE SECRETARY'S REPRESENTATIVES

         The BUILDER shall permit inspection by, supply information to, and cooperate with representatives of the Secretary at the SHIPYARD where the assembly of the VESSEL is taking place and at such other yards of the BUILDER, its affiliates, and subcontractors where parts of the Contract or subcontracts may be performed. BUILDER acknowledges that such cooperation may include, but is not limited, to providing the Secretary (i) access to the VESSEL and areas of the SHIPYARD where work related to the VESSEL is being performed by the BUILDER, its contractors and subcontractors, at all reasonable times during normal working hours to inspect performance of the work and to observe trials and other rests, (ii) copies of detailed production schedules for the VESSEL along with changes to such schedules as they occur, (iii) access to contract plans and specifications for the VESSEL, (iv) reasonable access to BUILDER's production manager or supervisor, (v) information on the origination and source of materials, and (vi) access to progress payment and construction milestone information. In conjunction with any such inspections by the Secretary, BUILDER will furnish, on a temporary basis, reasonable space the SHIPYARD for the Secretary representatives and communication, copying and other facilities as appropriate. The forgoing obligations of BUILDER shall be without duplication of any requirement of BUILDER to BUYER under the Contract.

         The Secretary's access to the VESSEL shall be at the Secretary's and BUYER's sole risk. The BUILDER assumes no responsibility save for its own negligence or intentional acts, and BUYER assumes full liability for any injury that the Secretary or its representatives, agent or contractor may sustain on the VESSEL during its construction and the BUYER hereby fully releases and discharges the BUILDER from any liability with respect thereto.

         2.  CHANGES IN CONSTRUCTION CONTRACT

         Notwithstanding anything to the contrary contained in the Contract, the Contract shall not be amended, modified or terminated except in writing duly signed by BUILDER and BUYER with the prior written consent of the Secretary, provided that the Secretary's prior written consent shall not be necessary, but written notice shall be given to the Secretary, for (a) any mandatory change to the Contract as a result of any requirements of any governmental agency, or (b) any non-mandatory changes that BUILDER and BUYER desire to make which do not exceed, with respect to any item of the VESSEL's construction, one (1%) percent of the VESSEL's Contract Price and which do not, in the aggregate, cause the VESSEL's Contract Price to be increased more than five (5%) percent or the Delivery Date of the VESSEL to be extended more than ten (10) days. No change shall be made in the general dimensions and/or characteristics of the Vessel which would diminish the capacity of the Vessel to perform as originally intended by the Construction Contract, without the prior written consent of the Secretary.

         3.  INSURANCE

         (a) Until the VESSEL has been completed, physically delivered at the place of delivery and accepted by BUYER, BUILDER shall cause the VESSEL and all materials, outfitting, equipment and appliances to be installed in the VESSEL including all materials, outfitting, equipment and appliances provided by the BUYER and delivered to the BUILDER for the construction of the VESSEL or in the construction thereof, to be insured under a full form Builder's Risk Policy under the latest American Institute Builder's Risk Form in force and effect at the time that the construction of the VESSEL is commenced when the VESSEL's keel is laid, all at BUILDER's expense. Such policy(ies) shall name the BUILDER, the BUYER and the United States of America as assureds. The policy(ies) shall provide that there shall be no recourse against the BUYER and the United States of America for payment of any premiums; provided, however, the United States of America and BUYER shall be subject to cancellation upon 30 days prior written notice as set forth below. The policy(ies) shall also provide a 30 day prior written notice of cancellation or material change in the policy to the BUYER and the United States of America (U.S. Department of Transportation, Maritime Administration 400 Seventh Street, S.W., Washington, D.C. 20590; Attention, Chief, Division of Marine Insurance). The amounts, terms and conditions, deductibles and underwriters of the Builder's Risk Policy(ies) shall at all times be satisfactory to the BUYER and the Secretary.

         (b) The Builder's Risk policy(ies) shall provide that all losses in excess of $100,000 shall be paid to the Secretary for distribution by him to himself, the BUILDER and the BUYER in accordance with any Security Agreement between the BUYER and the Secretary involving the VESSEL.

         (c) BUILDER shall also purchase and maintain, at its expense, during the life of the Contract, Worker's Compensation Insurance at statutory amounts, with Longshoreman & Harbor Workers Compensation Act coverage endorsements, Employer's Liability Insurance in the amount of at least Two Million Dollars ($2,000,000) and Public Liability Insurance against property damage, death and bodily injury in the amount of not less than Two Million Dollars ($2,000,000).

         (d) A satisfactory confirmation of insurance outlining the pertinent terms and conditions of the Builder's Risk Policy(ies) referred to the above shall be provided to the

BUYER and the Secretary. The BUYER shall be furnished a certificate of insurance for all other policies required hereunder. The original of the said Builder's Risk Policy shall be available in the BUILDER's office. All of the policies of insurance and certificates referred to herein shall contain a provision requiring the insurer at risk to give BUYER and the Secretary thirty (30) days' notice, in writing prior to cancellation of any such insurance.

         4.  PROGRESS PAYMENTS.

         The Secretary approves the provisions for making periodic payments for the work performed based on the percentage of physical completion of the VESSEL set out in Article II, paragraph 4 and in Exhibit D of the Contract provided such percentage and satisfactory performance are certified by the BUYER, the BUILDER and a representative of the Secretary as to each payment.

         5.  CERTIFICATE OF NO LIENS

         At the time of the Guarantee Closing and at the time of delivery of the VESSEL and from time to time as payments are requested from amounts held in escrow by the Secretary, the BUILDER agrees, on behalf of itself, or any party claiming through the BUILDER, to execute certificates of no liens, in form and substance satisfactory to the Secretary, with respect to the VESSEL, hull or component parts for which payment is requested and with respect to all work that has previously been accomplished.

         6.  TITLE

         Notwithstanding anything to the contrary contained in the Contract, title to all work, materials and components, incorporated in, or to be incorporated in the hull and in the VESSEL (the "Equipment") shall vest in the BUYER on the earliest of, a) when BUYER pays BUILDER for the Equipment, or b) when (i) such work is performed on the hull of the VESSEL, (ii) such materials are installed in the hull of the VESSEL, or (iii) such components are fabricated and installed in the hull of the VESSEL.

         7.  SUBORDINATION

         The BUILDER agrees to, and does hereby fully subordinate to the rights of the Secretary all liens and security rights and remedies to enforce such rights which the Shipyard has or may have with respect to the Equipment to which title has passed to BUYER, and to the Equipment that has not been paid for by the BUYER to the extent that such Equipment has actually been incorporated into the Equipment for which title has passed to the BUYER. Prior to commencement of any work under the Contract, the BUILDER shall provide to the Secretary the release or subordination of any claim to a security interest or other encumbrance, and the remedies to enforce such rights, held or claimed by any of the BUILDER's lenders. Said release or subordination shall be in form and substance satisfactory to the BUILDER and the Secretary.

         8.  EQUIPMENT PROCEEDS

         In the event that prior to delivery of the VESSEL and (i) following the occurrence or during the continuance of any default by BUYER under any Security Agreement executed in favor of the Secretary by the BUYER in connection with the financing of the construction of the VESSEL under the Contract or (ii) the occurrence or during the continuation of any material default by the BUILDER under the Contract which would permit the BUYER to cancel the Contract, the Secretary shall have the sole right to sell the Equipment. Any proceeds the Secretary receives from the sale of the Equipment, after deducting any fees or costs it incurs in connection with the enforcement of its rights under the Security Agreement, shall be distributed promptly to the Secretary for payment of all the amounts secured by the Security Agreement.

         9.  CONSENT OF SHIPYARD

         The BUILDER will separately enter into a Consent of Shipyard to the assignment by BUYER to the Secretary, for purposes of security, of all of BUYER's right, title and interest in the Contract, and the proceeds thereof, if any such exist, or shall exist in the future. Such proceeds include any amounts that may be due to be refunded to BUYER by the BUILDER or by any subcontractor or supplier to the BUILDER arising out of the Contract, as amended, and any subcontracts or supply contracts into which the BUILDER has entered into or may enter into as a part of construction process. In the event off a default of the BUILDER under the Contract, the Secretary may enforce BUYER's rights and hereunder. In the event of any discrepancy between a position of the Secretary a position of the BUYER, the Secretary's decision shall be binding on the BUYER.

         10. DISTINCT OBLIGATIONS

         BUILDER hereby agrees and acknowledges that the obligations of BUYER under the Contract with regard to the VESSEL are separate, distinct and independent of any other obligation or agreement of BUYER and that a default by BUYER under such other obligation or agreement shall not in any way affect the obligations of BUILDER under the Contract with regard to the VESSEL or permit BUILDER to exercise any right of set-off or other remedy (all of which BUILDER expressly waives and agrees not to assert) which could materially adversely affect the Contract, the VESSEL or the construction thereof.

         11. RIGHT TO CURE

         Notwithstanding anything to the contrary contained in the Contract, BUILDER agrees to give the Secretary written notice, concurrent with any notice given to the BUYER under the Contract of any default by BUYER and hereby grants the Secretary thirty (30) days from the receipt of any such notice to cure any default under the Contract, and BUILDER agrees to take no action to enforce its rights pursuant to the Contract until the elapse of said thirty (30) days.

         12. BUILDER PLANS

Upon the delivery of the VESSEL, or earlier if feasible, upon the Secretary's request BUILDER and BUYER agree to submit to the Secretary one set of BUILDER's plans, in form and substance satisfactory to the Secretary, for the VESSEL as built.

         13. NOTICES

         Any, notice or other communication required or permitted to the Secretary under shall be sent by (i) certified mail, postage prepaid, (ii) by nationally recognized overnight courier service, (iii) or by facsimile transmission, confirmed by certified mail postage prepaid or by nationally recognized overnight courier service, addressed as follows:

                      United States Maritime Administration
                      400 Seventh Street, S.W.
                      Washington, D.C. 20590
                      Attention: Office of Ship Finance

         14. CONFLICTS

         In the event of any conflict between the Contract and the provisions of this Addendum, the provisions of this Addendum shall prevail.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed on the day and year first above written.

Ingalls Shipbuilding, Inc.                 Project America, Inc.
BUILDER                                    BUYER





By                                         By
  ----------------------------               ----------------------------

                                   EXHIBIT A

     REVISION

               3/5/99        Specifications*



                                   EXHIBIT B

                          TECHNICAL DRAWINGS ITEM (ii)


PAC132001      Rev-         General Arrangement
PAC310001      Rev-         Midship Section
PAC310001      Rev-         Longitudinal Section-INCLUDED WITH MIDSHIP SECTION
PAC561001      Rev-         Machinery Arrangement


                               GUIDANCE DRAWINGS

PAC131001      Rev-         Panama Cross Section
PAC123001      Rev-         Main Fire Zones
PAC124001      Rev-         Emergency Exit Plan
PAC125001      Rev-         Escape Way Calculations
PAC300999      Rev-         Weight Calculations
PAC300998      Rev-         Weight Control Procedure
PAC113001      Rev-         Tonnage Calculations
PAC112001      Rev-         Tank Plan
PAC180001      Rev-         Speed and power estimation
PAC150001      Rev-         Model test coordination
PAC114001      Rev-         Load case calculations & intact stability
                            Damage stability calculations-INCLUDED IN THE ABOVE
PAC127001      Rev-         Loading Manual
PAC128001      Rev-         Watertight Compartment Plan
PAC215008      Rev-         Program of Quay trials
PAC215008      Rev-         Program of Sea Trials
PAC210001      Rev-         Principle Calculation of Fuel & Fresh Water Capacity
PAC220001      Rev-         Scheme of Ship/Quay Interaction
PAC230001      Rev-         Embarkation/Disembarkation Arrangement
PAC240001      Rev-         Passenger and Crew Flows
PAC250001      Rev-         Catering Flows
PAC260001      Rev-         Linen Flows
PAC270001      Rev-         Luggage Flows


* The text of this Exhibit A has been omitted pursuant to an application for an order of confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. This non-public information has been filed separately with the Securities and Exchange Commission.

PAC280001      Rev-      Garbage Flows
PAC360001      Rev-      Transversal Sections
PAC380001      Rev-      Camber, and sheer scheme
PAC390001      Rev-      Fender Scheme
PAC430001      Rev-      Scheme of Free Heights
PAC440001      Rev-      Structural Fire Protection Plan
PAC814001      Rev-      Insulation Scheme
PAC450001      Rev-      Deck Covering Scheme
               Rev-      Arrangement of Crew Cabin Areas
PAC401001      Rev-      Layout of Crew Cabins
NR-JOINER      Rev-      Arrangement of Crew Public Space (Prelim)
PAC401003      Rev-      Arrangement of Offices
PAC564401      Rev-      Machinery Equipment List
               Rev-      Azipod/Mermaid Arrangement
PAC564501      Rev-      Emergency Diesel System Diagram
PAC564601      Rev-      Emergency Diesel Room Arrangement
PAC564701      Rev-      Heat Balance Calculation (Prelim)
PAC563001      Rev-      Arrangement of HVAC and Sanitation in Mock-up Cabin
PAC563101      Rev-      Calculation of Fresh Water System
PAC562101      Rev-      Fresh Water Scheme
PAC522100      Rev-      Calculation Sewer System
PAC522003      Rev-      Sewer System Scheme
PAC524001      Rev-      Scuppers and Drain Water Diagram
PAC531100      Rev-      Calculation of Air Conditioning (Prelim)
PAC531200      Rev-      Calculation of Ventilation (Prelim)
               Rev-      Study of Fan Rooms and Air Inlets
PAC531300      Rev-      Study of Trunks
PAC531400      Rev-      Study of Air Conditioning Duct Routing (Prelim)
PAC531500      Rev-      Ventilation Routing Scheme of Machinery Spaces
PAC550100      Rev-      Calculation of Waste Production
PAC562201      Rev-      Waste Flow Scheme
PAC562201      Rev-      Diagram of Waste Handling System
PAC562201      Rev-      Arrangement of Waste Handling Room - INCLUDED IN ABOVE
10FP8285J      Rev-      CO2 System Diagram and Calculation
PAC564301      Rev-      Special Fire Extinguishing System
PAC750001      Rev-      Fresh HT/LT Cooling Water Diagram
PAC715001      Rev-      Heat Recuperation Diagram
PAC564701      Rev-      Heat Balance Calculations
PAC716001      Rev-      Calculation of Fuel Oil Consumption
PAC790001      Rev-      Fuel Oil Transfer Diagram
PAC770001      Rev-      Working and Service Air Diagram
PAC717001      Rev-      Engine Casing and Funnel Arrangement
PAC714001      Rev-      Calculation of Pressure Losses in Exhaust Gas Piping
PAC718001      Rev-      Passageways in Machinery Spaces
PAC719001      Rev-      Lifting Arrangement in Machinery Room
PAC720001      Rev-      Arrangement of Machinery Service Spaces
PAC821001      Rev-      Equipment Number Calculation(Prelim)
PAC830001      Rev-      Arrangement of Shell Doors


PAC820001      Rev-           Arrangement of Watertight Doors
PAC850001      Rev-           Arrangement of Windscreens
PAC933100      Rev-           Festival Lights and Flagstaffs
PAC863001      Rev-           Window Washing Units
PAC401002      Rev-           Arrangement of Deck Stores
PAC562501      Rev-           Mooring Arrangement
PAC562701      Rev-           Arrangement of Thruster Room
PAC562601      Rev-           Arrangement of Fin Stabilizers
PAC567001      Rev-           Arrangement of Anti Heeling System
PAC810001      Rev-           Placing of Life Saving Appliances
PAC826001      Rev-           Arrangement of Tendering Equipment
PAC401004      Rev-           Arrangement of Gangways
PAC562001      Rev-           Arrangement of Lifts
PAC800002      Rev-           Arrangement of Lifting Platform
PAC900004      Rev-           Preliminary Electrical Load Analysis
PAC900001      Rev-           Preliminary Electric Plant One Line Diagram
PAC900002      Rev-           Preliminary Short Circuit Analysis Plan
PAC900445      Rev-           Preliminary Arrangement of Electrical Rooms
PAC900444      Rev-           Preliminary Arrangement Control Room
PAC930005      Rev-           Preliminary Principal Electrical Installation in Cabins
PAC930005      Rev-           Internal Data Systems Block Diagram
PAC909001      Rev-           Preliminary Arrangement Wheelhouse & Equipment Room
PAC900446      Rev-           Preliminary Arrangement Broadcase & TV Equipment Room
PAC900447      Rev-           Preliminary Arrangement Telephone Exchange and Similar
PAC940001      Rev-           Navigation System Key Plan (Block Diagram)
PAC907002      Rev-           Main Cable Routes Main Diagram
PAC930001      Rev-           Automation Block Diagram

                                   EXHIBIT C



LUMPSUMS
--------
(To be used in lieu of Detail Specifications)


DESCRIPTION                                  REVISED
-----------                                  -------

Galleys, Bars and Pantries                   $8.8 M

Laundry and Laundromat                       $1.4 M

Entertainment                                $6.0 M

Security                                     $0.5 M

Signage                                      $1.6 M

Special Light Fixtures                       $0.4 M

Luggage Trolley                              $0.3 M

Hospital Equipment                           $0.2 M

Photo Processing Equipment                   $0.15 M

Ship to Shore                                $0.4 M

Bow & Stern Decorations                      $0.15 M

Children/Teen Centers                        $0.25 M
---------------------                        -------


TOTAL LUMPSUMS                               $20.15 M

                                   EXHIBIT D

                    METHOD FOR DETERMINING PROGRESS PAYMENTS


The following Progress Billing System, the initial weights and billing price as described herein will be used for progress billings under the Contract, Article II, 4.(b).


A.       PHYSICAL PROGRESS DETERMINATION

         Builder will utilize the following three cost element groupings for determination of progress for billing purposes:

         1.       Vessel Labor

                  For assessing vessel labor progress for progress payment purposes the Builder will use the same progressing system used internally by the Builder for assessing physical progress.

                  The Builder's Physical Progressing System uses budget earned value approach. The system has as its basis the weighting and status of all detailed work authorizations for each vessel.

                  The weighting of work authorizations is accomplished as follows:

                  a) The contract price is distributed to the cost center level based on the bid submittal and is updated monthly for any contract changes, changes in make or buy, or changes in responsibility. Builder's Industrial Engineering maintains the budget at the cost center level until work authorizations are released by Builder's Production Planning.

                  b) As Engineering is released, Production Planning scopes the Engineering drawings and releases work authorizations. Industrial Engineering budgets the released work authorizations based on the scope of work defined by Production Planning.

c) All data relative to the vessel labor work authorizations - budget, schedule, and status - is input to the Consolidated Data Base (CDB). The CDB is a computer file which contains detail data relative to vessel labor work authorizations

d) Progress is reported weekly at the work authorization level. Each week an extract of the CDB is developed which lists work authorizations which are in process or scheduled to be in process as of a predetermined cutoff date. Weekly, the percent complete for each work authorization is determined by the responsible craft supervisor and is input to the CDB.

e) All work authorizations which are closed by Production Control are processed as one hundred percent (100%) complete. All work authorizations which are not started are progressed as zero percent (0%) complete. Certain construction service orders are progressed based on predetermined curves which are developed from historical data or are progressed as apportioned against certain other discrete work. The process that follows is a series of mathematical computations which determined the earned value for each work authorization. The sum of the earned value for each work authorization divided by the total contract hull yields the cumulative percent progress earned.

f) The physical progress system use physical audits and computer generated exception reports to maintain accuracy of work authorization status inputs to the system.

g) Monthly physical audits are conducted by Industrial Engineers to verify the accuracy of the percent complete estimates reported by the craft supervision on the in-process work authorizations. The procedure is to randomly select work authorizations which represent approximately ten percent (10%) of the in-process work authorization value and physically check the work accomplished on each work authorization. Upon completion of the physical check, discussions are held with responsible production control and craft management and any differences resolved. If necessary, audited corrections are input into the CDB. In addition to the above, periodic audits are conducted by the Builder's internal audit group and MARAD, as necessary.

h) The progressing system described above has been utilized to progress Navy surface new construction and overhauls since 1975. The Builder's physical progress reporting system is presently accomplished in accordance with Builder's Standard Procedure 2245.01.

     2.   Program Labor

          Cumulative actual program labor hours expended, as of the billing period, divided by the Estimate at Complete (EAC) program labor hours yields program labor physical progress. Initially, the EAC shall be phased based on the bid profile from the contract award, and thereafter the EAC shall be the current period Builder Financial Plan, updated for changes. The EAC shall be consistent with that used on the semi-annual reweight after completion of the Builder's Financial Plan.

     3.   Material

          Material progress shall be based on the sum of actual incurred material cost material cost to date minus subcontractor retention to date. This shall then be divided by the EAC material cost yielding the physical progress for billing purposes. (EAC is as described in paragraph 2 above).

B.   WEIGHT DETERMINATION (INCLUDING REWEIGHTING)

     1. Initially, the EAC shall be phased based on the bid profile from the contract award, and thereafter the EAC shall be the current period Builder's Financial Plan updated for changes. The EAC shall be consistent with that used for physical progress determination.

     2. Weights shall be established for the three cost element groupings used for physical progress determination: (1) Vessel Labor, (2) Program Labor, and (3) Material, as follows:

          a) Each of the two labor categories shall be fully burdened with applicable overheads, premiums, General and Administrative Expense (G&A) and CAS 414.

          b) Material shall be burdened with the applicable Material Acquisition Pool (MAP), G&A and CAS 414.

          c) Each of the three cost element groupings as described in paragraphs 2.a)and 2.b) above shall be divided by the total EAC cost. The quotient shall be carried to four decimal places and shall be the weights for each category.

C.   BILLING PRICE DETERMINATION

     Initially, the billing price for each vessel shall be the contract price(s) and thereafter shall be updated for contract charges:

                              Ship 1    Ship 2    Total
                              ------    ------    -----

     Weighting Factors:

        Vessel Labor
        Program Labor
        Material
          Total

     Program Labor Hours

          Denominator

     Material $

          Denominator

     Billing Price

D.   PROGRESS BILLINGS

     1.   Billing earned progress percent shall be calculated as follows:

          a)   Vessel Labor:
               Physical Progress percent multiplied by Weighting Factor yields Earned Progress percent

          b)   Program Labor:
               Actual Labor Hours= Physical Progress percent multiplied by
               Weighting Factor yields EAC Labor Hours     Earned Progress
               Percent

          c)  Material:
              Actual Incurred Cost less Retention = Physical Progress
              -----------------------------------   Percent multiplied by
                              EAC                   Weighting Factor yields
                                                    Earned Progress Percent



2. The billing price for each hull shall be multiplied by the sum of the three categories of earned progress to determine the cumulative earned progress dollars, and thus, cumulative billings.

                                                                       EXHIBIT E



                       PROTOCOL OF DELIVERY AND ACCEPTANCE


         On this ____ day of _______, 200_, the undersigned, INGALLS SHIPBUILDING, INC., a Delaware corporation (the "BUILDER"), under the Shipbuilding Contract dated _______ __, 1999, between the BUILDER and PROJECT AMERICA, INC., a Delaware corporation (the "BUYER"), delivered to the BUYER the VESSEL listed in Schedule A attached hereto at the approximate location indicated therein, together with all spare parts, whether on board or not, and everything belonging to it on board, at ___ _.m. EST and the undersigned BUYER accepted delivery at such time subject to completion of the items listed in Schedule A.


                                        INGALLS SHIPBUILDING, INC.,
                                                            BUILDER




                                        By:      ______________________________
                                                 Name:
                                                 Title:




                                        PROJECT AMERICA, INC.,
                                                         BUYER




                                        By:      ______________________________
                                                 Name:
                                                 Title:

                                   SCHEDULE A
                                   ----------


DESCRIPTION OF ITEMS TO BE COMPLETED                          LOCATION OF ITEMS
------------------------------------                          -----------------

                                                                       EXHIBIT F



                               PROTOCOL OF TRIALS


         On this ____ day of _______, 200_, the undersigned, INGALLS SHIPBUILDING, INC., a Delaware corporation (the "BUILDER"), does hereby declare that the BUILDER has conducted the trials of the ___________ (the "VESSEL"), Hull No. ______, in the presence of representatives of PROJECT AMERICA, INC., a Delaware corporation (the "BUYER"), ABS Surveyors, Lloyd's Surveyors, United States Coast Guard Inspectors and the BUILDER's staff at ____________ during the date of __________ ___, 200_, as per the provisions of the Shipbuilding Contract dated ________ __, 1999, between the BUILDER and the BUYER.


                                       INGALLS SHIPBUILDING, INC.,
                                                           BUILDER


                                       By:      ______________________________
                                                Name:
                                                Title:




                                       PROJECT AMERICA, INC.,
                                                        BUYER


                                       By:      ______________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT G



                              PROTOCOL OF INVENTORY


         On this ____ day of _______, 200_, the undersigned, INGALLS SHIPBUILDING, INC., a Delaware corporation (the "BUILDER"), does hereby deliver to PROJECT AMERICA, INC., a Delaware corporation (the "BUYER"), the entire inventory of the equipment, a listing of which is contained in Schedule A attached hereto, of the ____________ (the "VESSEL"), Hull No. _____, including spare parts and tools in accordance with the Shipbuilding Contract dated _______ __, 1999, between the BUILDER and the BUYER.


                                     INGALLS SHIPBUILDING, INC.,
                                                         BUILDER




                                     By:      ______________________________
                                              Name:
                                              Title:




                                     PROJECT AMERICA, INC.,
                                                      BUYER




                                     By:      ______________________________
                                              Name:
                                              Title:

                                   SCHEDULE A
                                   ----------

                                                                       EXHIBIT H



                     PROTOCOL OF STORES OF CONSUMABLE NATURE


         On this ____ day of _______, 200_, the undersigned, INGALLS SHIPBUILDING, INC., a Delaware corporation (the "BUILDER"), and PROJECT AMERICA, INC., a Delaware corporation (the "BUYER"), do hereby confirm the quantities of stores of consumable nature remaining on board the ____________ (the "VESSEL"), Hull No. ______, as hereinafter listed:


                          FUEL AND LUBE OIL CHECK LIST

--------------------------------------------------------------------------------
           Location          Quantity            Unit Price          Price
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                                                     Total




                                       INGALLS SHIPBUILDING, INC.,
                                                           BUILDER


                                       By:      ______________________________
                                                Name:
                                                Title:



                                       PROJECT AMERICA, INC.,
                                                        BUYER


                                       By:      ______________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT I



                          RECEIPT OF DRAWINGS AND PLANS


         On this ____ day of _______, 200_, the undersigned PROJECT AMERICA, INC., a Delaware corporation (the "BUYER"), does hereby acknowledge the receipt of DRAWINGS AND PLANS in accordance with the Shipbuilding Contract dated _______ __, 1999, between INGALLS SHIPBUILDING, INC., a Delaware corporation (the "BUILDER"), and the BUYER which have provided pursuant to the said Shipbuilding Contract covering the construction of (1) passenger vessel named the _________ (the "VESSEL"), Hull No. _____, said Drawings and plans being more particularly described in Schedule A attached hereto.



                                        PROJECT AMERICA, INC.,
                                                         BUYER


                                        By:      ______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT J


                            DECLARATION OF GUARANTEES


         The undersigned, INGALLS SHIPBUILDING, INC., a Delaware corporation (the "BUILDER"), under the Shipbuilding Contract dated _______ __, 1999, between the BUILDER and PROJECT AMERICA, INC., a Delaware corporation (the "BUYER"), does hereby for itself, its successors, and assigns release, remise, and forever discharge any and all claims, liens, security interests, and right in rem of any nature which it ever had, now has, or which it or its successors or assigns have, shall, or may have against the passenger vessel named the _______ (the "VESSEL"), and does hereby represent, warrant, and certify that:

         1. The VESSEL is free and clear of any and all liens, claims, security interests, encumbrances, and rights in rem in favor of the BUILDER, and the BUILDER hereby expressly waives any and all such liens, claims, security interests, encumbrances, and rights in rem; and the VESSEL is also free and clear of any and all liens, claims, security interests, encumbrances, and rights in rem of any kind in favor of any workmen, materialmen, subcontractors, or others to whom the BUILDER is responsible.

         2. All United States, state, county, city, and other taxes, assessments, and duties which are the responsibility of the BUILDER under the Shipbuilding Contract and which are lawfully assessed or levied prior to the delivery of the VESSEL on the Delivery Date against the VESSEL or against the materials, supplies, or equipment furnished by the BUILDER in the performance of the Shipbuilding Contract insofar as they relate to the VESSEL, have been paid.

         3. The foregoing representations and warranties shall survive the delivery and acceptance of the VESSEL and the BUILDER hereby agrees to indemnify and save the BUYER harmless with respect to any loss suffered by a breach of any thereof.

                  IN WITNESS WHEREOF, the BUILDER has caused this DECLARATION OF GUARANTEE to be duly executed and delivered this ____ day of ________, 200_.


                                       INGALLS SHIPBUILDING, INC.,
                                                          BUILDER




                                        By:      ______________________________
                                        Name:
                                        Title: